As filed with the Securities and Exchange Commission on August 17, 2007

                                      Securities Act Registration No. 333-142483
                                       Investment Act Registration No. 811-05192



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                            Pre-Effective Amendment No. ____               [ ]

                            Post-Effective Amendment No. 1                 [X]

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 136                          [X]

                                AMERITAS VARIABLE
                              SEPARATE ACCOUNT VA-2
                                   Registrant

                          AMERITAS LIFE INSURANCE CORP.
                                    Depositor
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122

                            ------------------------

                                 ROBERT G. LANGE
              Vice President, General Counsel & Assistant Secretary
                          Ameritas Life Insurance Corp.
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-325-4249

Title of Securities Being Registered: Securities of Unit Investment Trust

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:

           [X] on November 5, 2007 pursuant to paragraph a of Rule 485
           [ ] 60 days after filing pursuant to paragraph a of Rule 485
           [ ] on pursuant to paragraph b of Rule 485
           [ ] immediately upon filing pursuant to paragraph b of Rule 485

           If appropriate, check the following box:
           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Overture Medley Flexible Premium Deferred Variable Annuity Policy

PROSPECTUS:  November 5, 2007

                                            [Ameritas Life Insurance Corp. Logo]
                                                                 A UNIFI Company
OVERTURE MEDLEY SM

Flexible Premium
Deferred Variable Annuity Policy
                                         Ameritas Variable Separate Account VA-2

         This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals. It provides a menu of optional features for you to select from to meet your particular needs; ask your sales representative or us which of these are available in your state. As an annuity, it also provides you with several ways to receive regular income from your investment. An initial minimum payment is required. Further investment is optional.

         You may allocate all or part of your investment among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in these non-publicly traded portfolios:

AIM FUNDS                               CALVERT PORTFOLIOS                    MFS
    AIM V.I. Dynamics - Series I            CVS Income                            New Discovery - Initial Class
ALGER - Class O                             CVS Social Balanced                   Strategic Income - Initial Class
    Alger American Balanced                 CVS Social Equity                     Utilities - Initial Class
AMERICAN CENTURY(R)                         CVS Social International Equity   SUMMIT
    VP Income & Growth                      CVS Social Mid Cap Growth             Nasdaq-100 Index
AMERITAS PORTFOLIOS                         CVS Social Small Cap Growth           Russell 2000 Small Cap Index
    Ameritas Core Strategies            DREYFUS                                   S&P MidCap 400 Index
    Ameritas Income & Growth                MidCap Stock - Service Shares     THIRD AVENUE
    Ameritas Index 500                  FIDELITY (R) (Service Class 2)            Third Avenue Value
    Ameritas MidCap Growth                  VIP Asset Manager SM              VAN KAMPEN
    Ameritas MidCap Value                   VIP Asset Manager: Growth (R)         Emerging Markets Equity - Class I
    Ameritas Money Market                   VIP Contrafund (R)                    Global Value Equity - Class I
    Ameritas Small Capitalization           VIP Equity-Income                     International Magnum - Class I
    Ameritas Small Company Equity           VIP Growth                            U.S. Real Estate - Class I
                                            VIP High Income
                                            VIP Investment Grade Bond
                                            VIP Overseas

or you may allocate part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

The Policy includes a Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider, which if activated, guarantees a series of annualized withdrawals from your Policy, regardless of the Policy value, until the death of the last surviving Covered Person. Policy expenses are higher when the GLWB is activated and if other optional features are selected.

     A Statement of Additional Information, dated May 1, 2007, and other information about us and the Policy is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. For a free copy, access it on the SEC's Web site (www.sec.gov, select "Search for Company Filings," then "Companies," then type "Ameritas"), or write or call us. The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.


           The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the
                 Policy. Any representation to the contrary is a
                                criminal offense.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                  Ameritas Life Insurance Corp. (we, us, our, Ameritas)
            Service Center, P.O. Box 82550, Lincoln, Nebraska 68501.
                      1-800-745-1112. www.ameritas.com

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                              variable.ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many forms can be found on the on-line services section of our Web site. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notice by facsimile. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Life Insurance Corp."

TABLE OF CONTENTS                                          Begin on Page
     DEFINED TERMS...............................................3
     POLICY OVERVIEW.............................................4
         Policy Operation and Features
         Tax-Qualified Plans
     CHARGES.....................................................5
         Examples of Expenses
     FINANCIAL INFORMATION......................................10
     CHARGES EXPLAINED..........................................10
         Withdrawal Charge
         Mortality and Expense Risk Charge
         Administrative Charges
         Transfer Fee
         Tax Charges
         403(b) Tax Sheltered Annuity Charges
         Fees Charged by the Portfolios
         Value+ Option Charge

         Guaranteed Lifetime Withdrawal Benefit ("GLWB") Charge

         Other Optional Feature Charges
         Waiver of Certain Charges
     INVESTMENT OPTIONS.........................................13
         Separate Account Variable Investment Options
              Adding, Deleting, or Substituting Variable Investment Options Fixed Account Fixed Interest Rate Option
         Transfers
         Third Party Services
         Disruptive Trading Procedures
         Systematic Transfer Programs:
              Dollar Cost Averaging, Portfolio Rebalancing, Earnings Sweep Model Asset Allocation Program
         Value+ Option
     IMPORTANT POLICY PROVISIONS................................21
         Policy Application and Issuance
         Your Policy Value
         Telephone Transactions
         Death of Annuitant
         Delay of Payments
         Beneficiary
         Minor Owner or Beneficiary
         Policy Changes
         Policy Termination
         Optional Features
     POLICY DISTRIBUTIONS.......................................25
         Withdrawals
         Loans
         Death Benefits
         Annuity Income Benefits

         GLWB Rider
     FEDERAL INCOME TAX MATTERS.................................38
     MISCELLANEOUS..............................................40
         About Our Company
         Distribution of the Policies
         Voting Rights
         Legal Proceedings
     APPENDIX A:  Accumulation Unit Values......................A:1
     APPENDIX B:  Tax-Qualified Plan Disclosures................B:1
     IMSA....................................................Last Page
     Thank You.  If You Have Questions,
     Statement of Additional Information Table of Contents

DEFINED TERMS

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Annuity Date is the date annuity income payments are scheduled to begin. This date is identified on the Policy Schedule page of your Policy. You may change this date, as permitted by the Policy and described in this prospectus.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Policy value less applicable withdrawal charge, Policy fee, outstanding loans, and any premium tax charge not previously deducted.

Owner, you, your is you - the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of this Policy.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

We, us, our, Ameritas - Ameritas Life Insurance Corp.

Written Notice or Request - Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required.

           This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. The Policy, and certain
         features described in this prospectus, may not be available in all states.

           If your Policy is issued as part of a qualified plan under the Internal Revenue Code, refer to any plan documents
              and disclosures for information about how some of the
               benefits and rights of the Policy may be affected.

POLICY OVERVIEW

         The following is intended as a summary. Please read each section of this prospectus for additional detail.

         Prior to May 1, 2007, the Policies described in this prospectus were offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas, and the Separate Account (formerly named Ameritas Variable Life Insurance Company Separate Account VA-2) was transferred from AVLIC to Ameritas. Policies previously issued by AVLIC now are Policies of Ameritas, which will service and maintain those Policies in accordance with their terms. (For more information about the merger see, "About Our Company" in this prospectus.)

         The OVERTURE MEDLEY! Policy is a variable annuity savings vehicle offering a variety of investment options to help meet long-term financial goals. The Policy includes a menu of feature options for you to select from to meet your particular needs; not all will be available in all states. Associated charges are discussed in this prospectus' CHARGES and CHARGES EXPLAINED sections. You can allocate your premiums among a wide spectrum of investment options. In the Separate Account variable investment options you may gain or lose money on your investment. In the Fixed Account option, we guarantee you will earn a fixed rate of interest. The investment options are described on this prospectus' cover and the INVESTMENT OPTIONS section.

         The Policy is a deferred annuity: it has an accumulation (or deferral) period and an annuity income period.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.

         Accumulation Period. During the accumulation period, any earnings that you leave in the Policy are not taxed. During this period you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers into and out of the Fixed Account). Withdrawals may be subject to a withdrawal charge, income tax and a penalty tax.

         Annuity Income Period. The accumulation period ends and the annuity income period begins on a date you select or the later of the fifth Policy Anniversary or Anniversary nearest the annuitant's 85th birthday. During the annuity income period, we will make periodic payments to the annuitant, unless you specify otherwise. You can select payments that are guaranteed to last for the annuitant's entire life or for some other period. Some or all of each payment will be taxable.

         POLICY OPERATION AND FEATURES

Premiums.
o   Minimum initial premium: $25,000.
o Minimum additional premium: $1,000, or $50 per month if through a regularly billed program.
o Additional premiums will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the annuitant's 85th birthday or (ii) the Annuity Date.

Investment Options.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer among investments, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Deductions from Assets.
(See CHARGES on next pages.)

Withdrawals.
o Withdrawal charges apply to withdrawals under the base Policy. Two optional "free withdrawal" features are available, for a charge. After a premium is received, withdrawal charges apply for 9 years or, for a charge, 7 years or 5 years.
o   Each withdrawal must be at least $250.

o An optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") is also available.


Annuity Income.
o   Several fixed annuity income options are available.

Death Benefit.
o A standard death benefit is paid upon the death of the Owner unless the guaranteed minimum death benefit is payable.

Optional Features.

o Other optional features available are listed in the prospectus' IMPORTANT POLICY PROVISIONS section. Most can only be elected at Policy issue and only if you are then not older than age 70.

         TAX-QUALIFIED PLANS

The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, Tax-Sheltered Annuities, etc. This prospectus generally addresses the terms that affect a non-tax-qualified annuity. If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' Appendix B to see how they might change your Policy rights and requirements. Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

CHARGES                             (x= Base Policy;  y = Optional Feature Fee)

         The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Policy value between investment options.

--------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------
                                                                   Guaranteed Maximum Fees and Current Fees
--------------------------------------------------------------------------------------------------------------------
PREMIUM WITHDRAWAL CHARGES (1)                                         Years since receipt of premium:
(deducted as a % of each premium withdrawn)
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------
                                                          1     2     3     4     5     6    7     8     9     10+
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------
 x   9-Year Base Policy Withdrawal Charge                 8%    8%    8%    7%    7%   6%    5%    4%    2%    0%
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------
 y   7 Year Withdrawal Feature Charge                     7%    6%    5%    4%    3%   2%    1%    0%     -     -
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------
 y   5 Year Withdrawal Feature Charge                     7%    7%    6%    4%    2%   0%     -     -     -     -
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------
 y   403(b) TSA Endorsement 7 Year Withdrawal Charge      8%    8%    8%    7%    6%   5%    3%    0%     -     -
-------------------------------------------------------- ----- ----- ----- ----- ----- ---- ----- ----- ----- ------

                                                                                  -------------------- --------------------
                                                                                        Guaranteed
                                                                                          Maximum           Current Fees
                                                                                           Fees
--------------------------------------------------------------------------------  -------------------- --------------------
TRANSFER FEE (per transfer)
x    First 15 transfers per Policy Year                                                   NONE                NONE
x    Over 15 transfers in one Policy Year, we may charge ...                              $10                 $10
--------------------------------------------------------------------------------  -------------------- --------------------
STATE PREMIUM TAXES (rates vary by state)(1)                                                               0% to 3.5%
--------------------------------------------------------------------------------  -------------------- --------------------
LOAN ORIGINATION FEE
x    on Policies issued after 1/1/02 with the 403(b) Tax Sheltered Annuity                $40                 $25
     Endorsement
     (not applicable to Policies issued prior to 1/1/02 or in states where fee not approved).
     Waived if loan repayment is established on an automatic basis.
--------------------------------------------------------------------------------  -------------------- --------------------
         The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

------------------------------------------------------------------------------------------------------ --------------------
ANNUAL FEES and EXPENSES
-------------------------------------------------------------------------------- --------------------- --------------------
                                                                                        Guaranteed
                                                                                          Maximum           Current Fees
                                                                                           Fees
--------------------------------------------------------------------------------  -------------------- --------------------
ANNUAL POLICY FEES
    Waived if Policy value is at least $50,000 on a Policy Anniversary.
--------------------------------------------------------------------------------  -------------------- --------------------
x    ANNUAL POLICY FEE                                                                    $40                   NONE
y    Optional MINIMUM INITIAL PREMIUM feature ANNUAL POLICY FEE                           $40                   $36
     Waived for 403(b) Policies issued with the 403(b) Minimum Initial Premium
     Rider in Policy Years when total annual net premium (premiums less withdrawals) is $2,000 or greater.
------------------------------------------------------------------------------------------------------ --------------------
ANNUAL WITHDRAWAL FEES
         Deducted monthly to equal the annual % shown.
--------------------------------------------------------------------------------  -------------------- --------------------
x    Base Policy Withdrawal Charge:                                                       NONE                NONE
y    ANNUAL FEES FOR OPTIONAL WITHDRAWAL CHARGE FEATURES:
y    7 Year Withdrawal Charge Feature                                                    0.40%               0.30%
y    5 Year Withdrawal Charge Feature                                                    0.60%               0.45%
y    403(b) Tax Sheltered Annuity Endorsement (2)                                        0.40%               0.20%
------------------------------------------------------------------------------------------------------ --------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
         Deducted daily from assets allocated to the Separate Account to equal the annual % shown.
--------------------------------------------------------------------------------  -------------------- --------------------
x  MORTALITY & EXPENSE RISK CHARGE                                                       0.75%               0.60%
x  ADMINISTRATIVE EXPENSE FEE                                                            0.25%               0.20%
------------------------------------------------------------------------------------------------------ --------------------

(1) Certain states require Premium Withdrawal Charges schedules that are different than this chart. We will provide you with the correct schedule for your state prior to your purchase of a Policy.
(2) Tax rates and timing of payment vary by state and may change. Currently we do not charge for state taxes other than premium taxes, although we reserve the right to levy charges for taxes or other economic burdens in the future. See the CHARGES EXPLAINED section.
(3) REQUIRED for 403(b) Policies issued after 1/1/02. 403(b) TSA Endorsement 7-Year Premium Withdrawal Charge schedule applies in all states except TX, SC and WA; in those states a 9-Year Premium Withdrawal Charge schedule applies.

--------------------------------------------------------------------------------- ---------------- -----------------
MORE OPTIONAL RIDER/ENDORSEMENT FEATURE FEES
         Deducted monthly from Policy value to equal the annual % shown.
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                     Guaranteed
                                                                                      Maximum           Current
                                                                                        Fees             Fees
--------------------------------------------------------------------------------- ---------------- -----------------
y    MINIMUM INITIAL PREMIUM Feature                                                   0.55%            0.25%
     (waived if Policy value is at least $50,000)
--------------------------------------------------------------------------------- ---------------- -----------------
y    FREE WITHDRAWAL PRIVILEGE Features                                                0.15%            0.05%
     y   10% "Free" Withdrawal Feature
     y   Expanded "Free" Withdrawal Feature                                            0.40%            0.20%
--------------------------------------------------------------------------------- ---------------- -----------------
y    GUARANTEED MINIMUM DEATH BENEFIT Features                                         0.55%            0.25%
     y   1- Year "Periodic Step-Up" Guaranteed Minimum Death Benefit
     y   "5% Roll-Up" Guaranteed Minimum Death Benefit                                 0.75%            0.35%
     y   "Greater Of" Guaranteed Minimum Death Benefit                                 0.80%            0.37%
--------------------------------------------------------------------------------- ---------------- -----------------
y    ESTATE PROTECTION BENEFIT  ("EPB")                                                0.40%            0.20%
         Issue ages 0-70
         Issue ages 71-80                                                              0.80%            0.60%
--------------------------------------------------------------------------------- ---------------- -----------------
y    EXPANDED ESTATE PROTECTION BENEFIT ("EEPB")                                       0.45%            0.25%
         Issue ages 0-70
         Issue ages 71-80                                                              1.00%            0.80%
--------------------------------------------------------------------------------- ---------------- -----------------
y    403(b) TAX SHELTERED ANNUITY ENDORSEMENT (3)
--------------------------------------------------------------------------------- ---------------- -----------------
     y   TSA MINIMUM INITIAL PREMIUM RIDER                                             0.60%            0.35%
         Waived once Policy value is at least $50,000 on a Policy Year anniversary.
--------------------------------------------------------------------------------- ---------------- -----------------
     y   403(b) HARDSHIP WAIVER RIDER                                                  0.25%            0.15%
--------------------------------------------------------------------------------- ---------------- -----------------
     y   TSA NO WITHDRAWAL CHARGE RIDERS                                               0.45%            0.25%
         Large Case (Initial premium is $25,000 or greater.)
         Small Case (Initial premium is less than $25,000.)
             When Policy value is $50,000 or less ...                                  0.55%            0.30%
             Once Policy value exceeds $50,000 ...                                     0.45%            0.25%
--------------------------------------------------------------------------------- ---------------- -----------------
y    VALUE+ OPTION  (5)                                                                0.55%           0.42%
--------------------------------------------------------------------------------- ---------------- -----------------

--------------------------------------------------------------------------------- ---------------- -----------------
o    GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB")
     (Deducted from the Policy value monthly during the Accumulation and
     Withdrawal Phases. There are no fees during the Inactive Phase.)
            Single Life                                                                 0.95%           0.60%
            Joint Spousal - for non-qualified plans only                                1.10%           0.75%
--------------------------------------------------------------------------------- ---------------- -----------------
Total Cost of Highest Combination of Features (1)                                       4.30%           2.62%
-------------------------------------------------------------------------------------------------------------------


PORTFOLIO COMPANY OPERATING EXPENSES

         The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the contract, followed by a table showing additional information for each portfolio company. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

------------------------------------------------------------------------------- -------------------- --------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
     Expenses that are deducted from portfolio company assets, including             Minimum           Maximum
     management fees, distribution and/or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------- -------------------- --------------------
Before any Waivers and Reductions                                                      0.38% (1)         1.86% (2)
------------------------------------------------------------------------------- -------------------- ------------------
After any Waivers and Reductions (explained in the footnotes to the Portfolio          0.36% (1)         1.86% (2)
Expenses Table at the end of this section)
------------------------------------------------------------------------------- -------------------- ------------------

(1) Ameritas Money Market Portfolio.
(2) CVS Social International Equity Portfolio.

(4) REQUIRED for 403(b) Policies issued after 1/1/02. 403(b) TSA Endorsement 7-Year Premium Withdrawal Charge schedule in all states except TX, SC and WA; in those states the base Policy 9-Year Premium Withdrawal Charge schedule applies. The PA 7-year schedule varies from this chart. (We will provide you with the correct schedule for your state prior to your purchase of a Policy.) The endorsement also includes loan feature, and waiver of withdrawal charge upon disability or separation from service after the ninth Policy Year anniversary.
(5) The Value+ Option is not available for Policies issued on or after November 5, 2007.
(6) The Guaranteed Maximum Fees total consists of the Mortality and Expense Risk Charge, Administrative Expense Fee, 9-Year Base Policy Withdrawal Charge, Minimum Initial Premium Feature, Expanded "Free" Withdrawal Feature, "Greater Of" Guaranteed Minimum Death Benefit, Expanded Estate Protection Benefit, and GLWB Joint Spousal.

-----------------------------------------------------------------------------------------------------------------------------
                                                                     Acquired
                                                                     Fund Fees      Total                     Total Expenses
Subaccount's underlying              Management  12b-1     Other        and       Portfolio   Waivers and   after waivers and
Portfolio Name                         Fees      Fees*     Fees      Expenses       Fees      Reductions    reductions if any
---------------------------------------------- --------- --------- ------------ ------------ ------------- ------------------
AIM FUNDS(1)
AIM V.I. Dynamics - Series I        0.75%       -          0.38%    0.01% (2)     1.14%      0.01%           1.13% (3) (4)
ALGER - Class O
Alger American Balanced (5)         0.71%       -          0.15%      -           0.86%      0.04%           0.82% (6)
AMERICAN CENTURY(R)
VP Income & Growth                  0.70%       -            -        -           0.70%        -             0.70% (7)
AMERITAS PORTFOLIOS  (8), (9)
Ameritas Core Strategies            0.80%       -          0.14%      -           0.94%        -             0.94%(10)
Ameritas Income & Growth            0.675%      -          0.105%     -           0.78%        -             0.78%(10)
Ameritas Index 500 **               0.29%       -          0.17%      -           0.46%      0.08%           0.38%
Ameritas MidCap Growth              0.85%       -          0.18%      -           1.03%      0.09%           0.94%
Ameritas MidCap Value               0.97%       -          0.18%      -           1.15%        -             1.15%(10)
Ameritas Money Market               0.25%       -          0.13%      -           0.38%      0.02%           0.36%
Ameritas Small Capitalization       0.90%       -          0.27%      -           1.17%      0.17%           1.00%
Ameritas Small Company Equity       1.17%       -          0.40%      -           1.57%      0.24%           1.33%
CALVERT PORTFOLIOS
CVS Income                          0.70%       -          0.20%      -           0.90%        -             0.90% (10)
CVS Social Balanced                 0.70%       -          0.21%      -           0.91%        -             0.91% (10)
CVS Social Equity                   0.70%       -          0.45%      -           1.15%      0.07%           1.08% (8) (10)
CVS Social International Equity     1.10%       -          0.76%      -           1.86%        -             1.86% (10)
CVS Social Mid Cap Growth           0.90%       -          0.27%      -           1.17%        -             1.17% (10)
CVS Social Small Cap Growth         1.00%       -          0.44%      -           1.44%        -             1.44% (10)
DREYFUS
MidCap Stock - Service Shares       0.75%     0.25%        0.05%    0.01%         1.05%        -             1.06% (11)
FIDELITY (R) (Service Class 2)
VIP Asset Manager SM                0.52%     0.25%        0.15%      -           0.92%        -             0.92% (12)
VIP Asset Manager: Growth (R)       0.57%     0.25%        0.23%      -           1.05%        -             1.05% (13)
VIP Contrafund (R)                  0.57%     0.25%        0.09%      -           0.91%        -             0.91% (12)
VIP Equity-Income                   0.47%     0.25%        0.10%      -           0.82%        -             0.82% (12)
VIP Growth                          0.57%     0.25%        0.12%      -           0.94%        -             0.94% (12)
VIP High Income                     0.57%     0.25%        0.15%      -           0.97%        -             0.97%
VIP Investment Grade Bond           0.32%     0.25%        0.12%      -           0.69%        -             0.69%
VIP Overseas                        0.72%     0.25%        0.16%      -           1.13%        -             1.13% (12)
MFS
New Discovery - Initial Class       0.90%       -          0.13%      -           1.03%        -             1.03% (14)
Strategic Income - Initial Class    0.75%       -          0.61%      -           1.36%      0.48% (15,16)   0.88% (14)
Utilities - Initial Class           0.75%       -          0.11%      -           0.86%        -             0.86% (14)
SUMMIT  (17)
Nasdaq-100 Index                    0.35%       -          0.30%      -           0.65%        -             0.65% (18)
Russell 2000 Small Cap Index        0.35%       -          0.30%      -           0.65%        -             0.65%
S&P MidCap 400 Index                0.30%       -          0.22%      -           0.52%        -             0.52%
THIRD AVENUE
Third Avenue Value                  0.90%       -          0.27%      -           1.17%        -             1.17%
VAN KAMPEN
Emerging Markets Equity - Class I   1.23%       -          0.40%      -           1.63%      0.01%           1.62% (19)
Global Value Equity - Class I       0.67%       -          0.38%      -           1.05%        -             1.05%
International Magnum - Class I      0.80%       -          0.38%      -           1.18%      0.09%           1.09%(19)
U.S. Real Estate - Class I          0.74%       -          0.27%      -           1.01%        -             1.01%
------------------------------------------------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2006 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table
(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Expenses after Waivers and Reductions may exceed the Fund's limit on Total Portfolio Fees, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.
(3) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1/30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008.
(4) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
(5) Previously, the portfolio's Advisory Fees included an additional .04% in Administrative Fees that are now included in Other Expenses.
(6) Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .04% of its Advisory Fees.

(7) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase. The fund expenses are as of December 31, 2006, and are based on the most recent shareholder report.
(8) The portfolio Advisor (Calvert Asset Management Company, Inc.) has contractually agreed to limit annual portfolio operating expenses through April 30, 2008, as reflected above, except for Ameritas Core Strategies and Ameritas MidCap Value which have caps of 0.95% and 1.50%, respectively. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Each Portfolio has an expense offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Under those circumstances where the Advisor has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned.
(9) Management fees for the Ameritas Portfolios include both the investment advisory fee and administrative service fee. The administrative service fee is 0.05% of the portfolio's average daily net assets.
(10) "Total Fees" reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be as follows:
              Ameritas Core Strategies                        0.91%
              Ameritas Income & Growth                        0.77%
              Ameritas MidCap Value                           1.11%
              CVS Income                                      0.87%
              CVS Social Balanced                             0.90%
              CVS Social Equity                               1.07%
              CVS Social International Equity                 1.79%
              CVS Social Mid Cap Growth                       1.15%
              CVS Social Small Cap Growth                     1.37%
(11) The Dreyfus Corporation has agreed, until December 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed .90 of 1%.
(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the total class operating expenses would have been:
              VIP Asset Manager: Service Class 2             0.90%
              VIP Contrafund: Service Class 2                0.90%
              VIP Growth: Service Class 2                    0.92%
              VIP Overseas: Service Class 2                  1.06%
(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. These offsets may be discontinued at any time. Including this reduction, the total class operating expenses would have been 1.02%.
(14) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
(15) MFS has agreed in writing to bear the funds' expenses such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.
(16) Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. During the fund's most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund's Board of Trustees.
(17) Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 2006. Actual Portfolio expenses may vary.
(18) The fund does not bear any direct operating expenses above the amount disclosed; any additional direct operating expenses are borne by the adviser according to the terms of the advisory agreement. Expenses of Acquired Funds are not included in this arrangement.
(19) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the "Operating Expense Limitation" in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "Other Expenses" and "Total Annual Expenses", would be as follows:

                                      Operating Expense  Management       Other       Total Annual
                                         Limitation         Fees        Expenses       Expenses
     Emerging Markets Equity Class I    1.60% (a)          1.22%          0.40%          1.62%
     International Magnum Class I       1.05% (b)          0.71%          0.38%          1.09%
         (a) UIF Emerging Market Equity expense cap decreased from 1.65% to
             1.60% on June 1, 2006.
         (b) UIF International Magnum expense cap changed from 1.15% to 1.05%
             on June 1, 2006.

* Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for our providing shareholder support and marketing services.

** "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

         EXAMPLES OF EXPENSES
         The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy owner transaction expenses, contract fees, separate account annual expenses, and Subaccount underlying portfolio fees and expenses.

         The Examples assume that you invest $10,000 in the Policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart. Please note that although the examples assume $10,000 premium to aid comparisons, our minimum premium for this Policy is $25,000.

9-year Withdrawal Charge
                                ------------------------------------------------------------------------------------
                                  Surrender Policy at the     Annuitize Policy at the        Policy is neither
                                end of the time period.($)   end of the time period.($)       surrendered nor
                                                                                              annuitized. ($)
                                ------------------------------------------------------------------------------------
EXAMPLE                         1 Yr    3 Yr   5 Yr   10 Yr   1 Yr   3 Yr   5 Yr  10 Yr   1 Yr   3 Yr   5 Yr  10 Yr
 -------------------------------------------------------------------------------------------------------------------

    Maximum Policy Expenses     $1,345  $2,428 $3,401 $5,344 $1,345 $1,628 $2,701 $5,344  $545  $1,628 $2,701 $5,344
 -------------------------------------------------------------------------------------------------------------------

     without GLWB Rider(1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,437 $2,685 $3,800 $5,998 $1,437 $1,885 $3,100 $5,998  $637  $1,885 $3,100 $5,998
        single life (1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,451 $2,725 $3,862 $6,095 $1,451 $1,925 $3,162 $6,095  $651  $1,925 $3,162 $6,095
       joint spousal (1)
 -------------------------------------------------------------------------------------------------------------------
  Minimum Policy Expenses (2)    $918  $1,168 $1,338 $1,409  $918   $368   $638  $1,409  $118   $368   $638  $1,409
 -------------------------------------------------------------------------------------------------------------------

(1) Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee
(although our current base Policy fee is $0), 2.20% of other Policy value annual expenses for the most expensive combination of optional features with a 9-year
Withdrawal Charge (the Minimum Initial Premium, Expanded Free Withdrawal,
Expanded Estate Protection Benefit, and "Greater Of" Guaranteed Minimum Death
Benefit), applicable guaranteed maximum fee for the Guaranteed Lifetime
Withdrawal Benefit optional feature (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.86%).

(2) Minimum Policy Expense Fees. This example assumes current charges of 0.80% for Separate Account annual expenses, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.36%).

7-year Withdrawal Charge

                                ------------------------------------------------------------------------------------
                                  Surrender Policy at the     Annuitize Policy at the        Policy is neither
                                  end of the time period.     end of the time period.         surrendered nor
                                            ($)                         ($)                   annuitized. ($)
                                ------------------------------------------------------------------------------------
 EXAMPLE                         1 Yr   3 Yr   5 Yr  10 Yr   1 Yr   3 Yr   5 Yr  10 Yr   1 Yr   3 Yr   5 Yr  10 Yr
 -------------------------------------------------------------------------------------------------------------------
    Maximum Policy Expenses     $1,284 $2,237 $3,172 $5,628 $1,287 $1,737 $2,872 $5,628  $584  $1,737 $2,872 $5,628
     without GLWB Rider (1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,375 $2,491 $3,562 $6,253 $1,375 $1,991 $3,262 $6,253 $675   $1,991 $3,262 $6,253
        single life (1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,390 $2,531 $3,622 $6,345 $1,390 $2,031 $3,322 $6,345 $690   $2,031 $3,322 $6,345
       joint spousal (1)
 -------------------------------------------------------------------------------------------------------------------
  Minimum Policy Expenses (2)    $849   $962  $1,097 $1,746  $849   $462   $797  $1,746  $149   $462   $797  $1,746
 -------------------------------------------------------------------------------------------------------------------

(1) Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee
(although our current base Policy fee is $0), 2.60% of other Policy value annual expenses for the most expensive combination of optional features with a 7-year
Withdrawal Charge (the Minimum Initial Premium, Expanded Free Withdrawal,
Expanded Estate Protection Benefit, "Greater Of" Guaranteed Minimum Death
Benefit), and 7-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit optional feature (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.86%).

(2) Minimum Policy Expense Fees. This example assumes current charges of 0.80% for Separate Account annual expenses, 0.30% for a 7-year Withdrawal Charge feature, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.36 %).

                                      -9-

5-year Withdrawal Charge

                                ------------------------------------------------------------------------------------
                                  Surrender Policy at the     Annuitize Policy at the        Policy is neither
                                  end of the time period.     end of the time period.         surrendered nor
                                            ($)                         ($)                   annuitized. ($)
                                ------------------------------------------------------------------------------------
 EXAMPLE                         1 Yr   3 Yr   5 Yr  10 Yr   1 Yr   3 Yr   5 Yr  10 Yr   1 Yr   3 Yr   5 Yr  10 Yr
 -------------------------------------------------------------------------------------------------------------------
   Maximum Policy Expenses -    $1,303 $2,391 $3,156 $5,766 $1,303 $1,791 $2,956 $5,766  $603  $1,791 $2,956 $5,766
     without GLWB Rider (1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,394 $2,644 $3,524 $6,375 $1,394 $2,044 $3,342 $6,375  $694  $2,044 $3,342 $6,375
        single life (1)
 -------------------------------------------------------------------------------------------------------------------
  Maximum Expenses with GLWB -  $1,409 $2,683 $3,601 $6,465 $1,409 $2,083 $3,401 $6,465 $709   $2,083 $3,401 $6,465
       joint spousal (1)
 -------------------------------------------------------------------------------------------------------------------
  Minimum Policy Expenses (2)    $864  $1,108 $1,076 $1,911  $864   $508   $876  $1,911  $164   $508   $876  $1,911
 -------------------------------------------------------------------------------------------------------------------

(1) Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $0), 2.80% of other Policy value annual expenses for the most expensive combination of optional features with a 5-year Withdrawal Charge (the Minimum Initial Premium, Expanded Free Withdrawal, Expanded Estate Protection Benefit, "Greater Of" Guaranteed Minimum Death Benefit), and 5-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit optional feature (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.86%).

(2) Minimum Policy Expense Fees. This example assumes current charges of 0.80% for Separate Account annual expenses, 0.45% for a 5-year Withdrawal Charge feature, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.36%).

FINANCIAL INFORMATION

         We provide Accumulation Unit value history for each of the Separate Account variable investment options. Financial statements of the Subaccounts of the Separate Account and our company are included in the Statement of Additional Information. To learn how to get a copy, see the front or back page of this prospectus.

CHARGES EXPLAINED             (x = Base Policy Fee;  y = Optional Feature Fee)

         The following adds to information provided in the CHARGES section. Please review both prospectus sections for information on charges.

         WITHDRAWAL CHARGE

         x We will deduct a withdrawal charge from Policy value upon a full surrender or partial withdrawal. We may also deduct a withdrawal charge from Policy value on the date annuity income payments begin from amounts applied to provide annuity payments. We do not assess a withdrawal charge on premiums after the second year since receipt that are then applied to the Life or Joint and Last Survivor annuity income options. This charge partially covers our distribution costs, including commissions and other promotional costs. Any deficiency is met from our general account, including amounts derived from the mortality and expense risk charge. If your Policy is issued as a 403(b) TSA Policy, any withdrawal charges will be waived after our receipt of satisfactory Written Notice on withdrawals:
        (a) upon your separation of service after 9 years from the Policy Date;
        (b) due to your disability within the meaning of Code Section 72(m)(7) prior to your age 65.

         The amount of a partial withdrawal you request plus any withdrawal charge is deducted from the Policy value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a pro rata basis, unless you instruct us otherwise. The oldest premium is considered to be withdrawn first, the next oldest premium is considered to be withdrawn next, and so on (a "first-in, first-out" basis). All premiums are deemed to be withdrawn before any earnings.

         Optional Withdrawal Charge Features
         y The optional withdrawal charge features are deducted monthly from Policy value. These fees continue as long as the Policy is in force. Your election of one of the optional withdrawal charge features must be made at issue of the Policy.

         Optional Free Withdrawal Features
         The base Policy does not have any free withdrawal features (allowing withdrawals not subject to a withdrawal charge).

         y Two optional free withdrawal features are available: See the POLICY
DISTRIBUTIONS: Withdrawals section of this prospectus for details about these features. These optional features have current fees which are deducted monthly from Policy value. These fees continue as long as the Policy is in force.

         y The TSA No Withdrawal Charge Rider and Hardship Waiver Rider fees are deducted monthly from Policy value. Withdrawal charge fee rates are less for Large Policies (initial premium $25,000 or more) than for Small Policies. The withdrawal charge fee rate is also reduced when the Policy value exceeds $50,000 on a Policy Year anniversary. These optional feature fees continue as long as the Policy is in force.

         MORTALITY AND EXPENSE RISK CHARGE

         x We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy. This fee is reflected in the Accumulation Unit values for each Subaccount.

         Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date. The mortality risk we assume is that annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy. Another mortality risk we assume is that at your death the death benefit we pay will be greater than the Policy value.

         Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

         If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit. If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general account assets, which may include amounts, if any, derived from this mortality and expense risk charge.

         ADMINISTRATIVE CHARGES

         Administrative fees help us cover our cost to administer your Policy.

         Administrative Expense Fee
         x This annual fee is reflected in the Accumulation Unit values for each Subaccount.

         Annual Policy Fee
         x We reserve the right to charge an annual Policy fee.
         y The optional Minimum Initial Premium feature has a current annual
           Policy fee.

         Any Policy fee is deducted from your Policy value on the last Business Day of each Policy Year and upon a complete surrender. This fee is levied by canceling Accumulation Units and making a deduction from the Fixed Account. It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy value. For the optional Minimum Initial Premium feature for TSA Policies, we will also waive the annual Policy fee for Policy Years when total net premium (premium less withdrawals) is $2,000 or greater. We currently waive any Policy fee if the Policy value is at least $50,000 on a Policy Anniversary.

         TRANSFER FEE

         The first 15 transfers per Policy Year from Subaccounts or the Fixed Account are free. A transfer fee may be imposed for any transfer in excess of 15 per Policy Year. The transfer fee is deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Owner is invested.

         TAX CHARGES

         Some states and municipalities levy a tax on annuities, currently ranging from 0% to 3.5% of your premiums. These tax rates, and the timing of the tax, vary and may change. Presently, we deduct the charge for the tax in those states with a tax either (a) from premiums as they are received, or
(b) upon applying proceeds to an annuity income option.

         No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Separate Account.

         403(b) TAX SHELTERED ANNUITY CHARGES

         403(b) Tax Sheltered Annuity endorsements issued after 1/1/02 include a 403(b) TSA Endorsement 7-Year Withdrawal Charge schedule in all states except TX, SC and WA; in those states the base Policy 9-Year Withdrawal Charge schedule applies. The 403(b) TSA Endorsement also includes a loan feature, and waiver of withdrawal charge upon disability or separation from service after the ninth Policy Year anniversary.

         FEES CHARGED BY THE PORTFOLIOS

         x Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are set forth in this prospectus' CHARGES section and described in more detail in each fund's prospectus. A portfolio's fees and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

         VALUE+ OPTION CHARGE

         o If you elected the Value+ Option, your current Separate Account annual expenses will total 1.22% of the average net asset value for the first nine Policy Years, assuming no charges for other riders. If you did not elect the Value+ Option, your current Separate Account annual expenses will be 0.80% for all Policy Years, again assuming no charges for other riders. If you elected the Value+ Option, your Separate Account annual expenses will total 1.22% of the average net asset value for the first nine Policy Years, assuming no charges for other riders.

o        GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") CHARGE

         The monthly charge for the GLWB rider is listed on your Policy specifications page. It is stated as a percentage that is multiplied by the Policy value. The charge will be deducted from the Policy value on each Monthly Anniversary, beginning with the Rider Activation Date. If you activate this rider, the charges for the Policy and for the rider will be deducted on a pro-rata basis from all subaccounts in the asset allocation model you select.

         The rider charge is subject to change upon Rider Activation Date, rider anniversary, or upon reset as described in the Reset Feature section of the rider description. The rider charge will not exceed the guaranteed maximum fee for this rider listed in the CHARGES section of this prospectus. The rider charge will not be deducted while the rider is inactive, after the Policy value reduces to zero, or if the rider is terminated.


         OTHER OPTIONAL FEATURE CHARGES

         y Charges for each of the other optional features are shown in this prospectus' CHARGES section.

         WAIVER OF CERTAIN CHARGES

         When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. In an exchange of another policy we or an affiliated company issued and where the withdrawal charge has been waived, the withdrawal charge for this Policy may be determined based on the dates premiums were received in the prior policy. Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

INVESTMENT OPTIONS

         We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

         You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in this section of this prospectus.

The value of your Policy will go up () or down () based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

         The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as publicly traded mutual funds with very similar names. They are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

         The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas. The Separate Account was established as a separate investment account of Ameritas Variable Life Insurance Company ("AVLIC") under Nebraska law on May 28, 1987. Effective May 1, 2007, AVLIC merged with and into Ameritas, and the Separate Account was transferred to Ameritas. Ameritas is now the issuer of the Policies and is the "Depositor" of the Separate Account. (See "About Our Company" in the prospectus for further information.) Under Nebraska law, Ameritas owns the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

                 You bear the risk that the variable investment
                    options you select may fail to meet their
                  objectives, that they could go down in value,
                       and that you could lose principal.

         Each Subaccount's underlying portfolio operates as a separate investment fund, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the series funds which accompany this prospectus.

         The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

         This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio accompanying this prospectus for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objective. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

  ---------------------------------------- -----------------------------------------------------------------------
              Separate Account
                 Portfolio                                  Summary of Investment Strategy/Fund Type
  ---------------------------------------- --------------------------------------------------------------------------
                 AIM FUNDS                              Offered through AIM Variable Insurance Funds
                                                                Advised by AIM Advisors, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  AIM V.I. Dynamics - Series I             Investment objective is long-term capital growth.
  ---------------------------------------- --------------------------------------------------------------------------
             ALGER (Class O)                               Offered through The Alger American Fund
                                                           Advised by Fred Alger Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Alger American Balanced                  Seeks current income and long-term capital appreciation.

  ---------------------------------------- --------------------------------------------------------------------------
             AMERICAN CENTURY(R)                   Offered through American Century Variable Portfolios, Inc.
                                                   Advised by American Century Investment Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
   VP Income & Growth                      The fund seeks capital growth by investing in common
                                           stocks. Income is a secondary objective.

  ---------------------------------------- --------------------------------------------------------------------------
            AMERITAS PORTFOLIOS               Offered through Calvert Variable Series, Inc. Ameritas Portfolios*
               - subadvisor                          Advised by Calvert Asset Management Company, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Core Strategies - Thornburg     Growth and secondarily, income.
  Investment Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Income & Growth - Fred Alger    Income and secondarily, growth.
  Management, Inc. (Fred Alger)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Index 500 - Summit Investment
  Partners, Inc. (through April 29, 2007,
  the subadvisor was SSgA Funds            Investment results that correspond to total return of common stocks
  Management, Inc. (SSgA))                 publicly traded in U.S., as represented by the S&P 500 Index.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas MidCap Growth - Fred Alger      Growth
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas MidCap Value - RiverSource      Growth.
  Investments, LLC (through April 29,
  2007, the subadvisor was Harris
  Associates, L.P.)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Money Market - No Subadvisor    Money Market
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Small Capitalization - Eagle    Growth.
  Asset Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Small Company Equity - OFI      Growth.
  Institutional Asset Management Inc.
  ---------------------------------------- --------------------------------------------------------------------------
            CALVERT PORTFOLIOS                Offered through Calvert Variable Series, Inc. Calvert Portfolios*
               - subadvisor                          Advised by Calvert Asset Management Company, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Income - No Subadvisor               Income.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Balanced - Equity Portion:    Income and Growth.
  New Amsterdam Partners LLC (New
  Amsterdam) and SSgA; Fixed Income
  Portion: No Subadvisor
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Equity - Atlanta Capital      Growth.
  Management Company, L.L.C.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social International Equity -        Growth.
  Acadian Asset Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Mid Cap Growth - New          Growth.
  Amsterdam
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Small Cap Growth - Bridgeway
  Capital Management, Inc. (through        Growth
  March 8, 2007, the subadvisor was
  Renaissance Investment Management)
  ---------------------------------------- --------------------------------------------------------------------------
                                                         Offered through Dreyfus Investment Portfolios
                                                             Advised by The Dreyfus Corporation
  ---------------------------------------- --------------------------------------------------------------------------
  MidCap Stock - Service Shares            Seeks returns greater than the total return performance of publicly traded common stocks of medium-sized domestic in the aggregate, as represented by the Standard and Poor's MidCap 400 Index.
  ---------------------------------------- --------------------------------------------------------------------------
       FIDELITY (R) - Service Class 2                      Offered through Variable Insurance Products
                                                      Advised by Fidelity Management & Research Company
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Asset Manager SM                     Seeks high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Asset Manager: Growth(R)             Seeks to maximize total return by allocating assets among stocks, bonds and short-term instruments and other investments.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Contrafund(R)                        Seeks long-term capital appreciation.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Equity-Income                        Seeks reasonable income, to achieve yield which exceeds the composite yield on the securities comprising the S&P 500.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Growth                               Seeks capital appreciation.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP High Income                          Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Investment Grade Bond                Bond.
   ---------------------------------------- --------------------------------------------------------------------------
  VIP Overseas                             Seeks long-term growth.
  ---------------------------------------- --------------------------------------------------------------------------
            MFS - Initial Class                         Offered through MFS Variable Insurance Trust
                                                     Advised by Massachusetts Financial Services Company
  ---------------------------------------- --------------------------------------------------------------------------
  New Discovery                            Capital appreciation.
  ---------------------------------------- --------------------------------------------------------------------------
  Strategic Income                         Seeks total return with an emphasis on high current income, but also considering capital appreciation..
  ---------------------------------------- --------------------------------------------------------------------------
  Utilities                                Total return.
  ---------------------------------------- --------------------------------------------------------------------------

                                      -14-

                Separate Account
                 Portfolio                                  Summary of Investment Strategy/Fund Type
  ---------------------------------------- --------------------------------------------------------------------------
                SUMMIT                       Offered through Summit Mutual Funds Inc. Summit Pinnacle Series*
                                                        Advised by Summit Investment Partners, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Nasdaq-100 Index                         Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  Russell 2000 Small Cap Index             Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  S&P MidCap 400 Index                     Growth.
  ---------------------------------------- --------------------------------------------------------------------------
               THIRD AVENUE                          Offered through Third Avenue Variable Series Trust
                                                           Advised by Third Avenue Management LLC
  ---------------------------------------- --------------------------------------------------------------------------
  Third Avenue Value                       Long-term capital appreciation.
  ---------------------------------------- --------------------------------------------------------------------------
                VAN KAMPEN                         Offered through The Universal Institutional Funds, Inc.
                                                    Advised by Morgan Stanley Investment Management Inc.
                                                                      dba "Van Kampen"
   ---------------------------------------- --------------------------------------------------------------------------
  Emerging Markets Equity - Class I        Long-term capital appreciation by investing primarily in
                                           growth-oriented equity securities of issuers in emerging
                                           market countries.
  ---------------------------------------- --------------------------------------------------------------------------
  Global Value Equity - Class I            Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
  ---------------------------------------- --------------------------------------------------------------------------
  International Magnum - Class I           Long-term capital appreciation by investing primarily
                                           in equity securities of non-U.S. issuers domiciled in EAFE countries.
  ---------------------------------------- --------------------------------------------------------------------------
  U.S. Real Estate - Class I               Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S.
                                           real estate industry, including real estate investment trusts.
  -------------------------------------------------------------------------------------------------------------------

* These funds and their investment advisers are part of the UNIFI Mutual Holding Company, the ultimate parent of Ameritas.

         Adding, Deleting, or Substituting Variable Investment Options
         We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio. If the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account, we will first notify you and receive any necessary SEC and state approval before making such a change. New Separate Account underlying portfolios may be added, or existing funds eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio and/or change any future allocations to that eliminated portfolio. If you do not reallocate these amounts, and/or change any future allocations, we will automatically reinvest them in the Ameritas Money Market Subaccount.

         New Separate Account underlying portfolios may be added, or existing funds eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Ameritas Money Market Subaccount.

         If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

         FIXED ACCOUNT FIXED INTEREST RATE OPTION

         There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account. The Fixed Account investment option is not available for Policies issued in the States of Oregon or Washington.


All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

         We reserve the right to credit a bonus interest to premium payments made to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging ("EDCA") program. The EDCA will be available for new premium only, not transfers from other Subaccounts or the Fixed Account. New premium includes any money noted on an application. Each premium allocated to the EDCA must be at least $1,500. We will transfer premiums allocated to the EDCA monthly over a period of six months, beginning one month after the date of premium receipt. In the event you withdraw or transfer monies allocated to the EDCA, we will stop crediting interest under the EDCA program and transfer any remaining balance to the Ameritas Money Market Subaccount. We reserve the right to discontinue offering the EDCA program at any time.

         TRANSFERS

         The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers. Excessive transfers could harm other policy owners, annuitants and beneficiaries by having a detrimental effect on investment portfolio management. In addition to the right of the Portfolio to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

         Transferring money out of a Subaccount within 60 days of a purchase may be considered market timing. However, any portfolio fund advisor may establish their own standards, and each transaction may be evaluated on its own. Ultimately the portfolio fund advisor has the authority to make this determination.

         Subject to restrictions during the "right to examine period" and prior to the Annuity Date, you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

         Transfer Rules:
          o A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.
          o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Transfer requests by facsimile, telephone, or Internet must be sent to us by 3:00 p.m. Central Time for same-day processing. Requests received later are processed on the next trading day. Fax requests must be sent to us at 402-467-7923. If requests are faxed elsewhere, we will process them as of the day they are received by our trading unit.
          o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
               - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $100 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
               - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
          o The first 15 transfers each Policy Year are free. Thereafter, transfers may result in a $10 charge for each transfer. This fee is deducted on a pro-rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
          o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
               -    may be made only once each Policy Year;
               -    may be delayed up to six months;
               -    is limited during any Policy Year to the greater of:
                    - 25% of the Fixed Account value on the date of the transfer during that Policy Year;
                    - the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months; or
                    -    $1,000.
         o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
         o If the Policy value in any Subaccount falls below $250, we may transfer the remaining balance, without charge, to the Ameritas Money Market Subaccount.
         o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

         THIRD-PARTY SERVICES

         Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Policy.

         DISRUPTIVE TRADING PROCEDURES

         The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy.

         Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on written request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases of transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

         We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio manager's restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied.

         There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Policy owners being able to market time while other Policy owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

         Excessive Transfers
         We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
          o    the total dollar amount being transferred;
          o    the number of transfers you make over a period of time;
          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
          o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
          o the investment objectives and/or size of the Subaccount underlying portfolio.

         Third Party Traders
         We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
          o    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
          o    reject the transfer or exchange instructions of individual Policy
               Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

         We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures. See the sections of this prospectus describing those programs for the rules of each program.

         SYSTEMATIC TRANSFER PROGRAMS

         We offer several systematic transfer programs. We reserve the right to alter or terminate these programs upon thirty days written notice.

         Dollar Cost Averaging
         The Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Ameritas Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

         As discussed at "Fixed Account Fixed Interest Rate Option," we also reserve the right to credit bonus interest on purchase payments allocated to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging program. We refer to this bonus interest as EDCA. The Dollar Cost Averaging program and/or the EDCA program may not be available in all states and in all markets or through all broker-dealers who sell the Policies.

         Dollar Cost Averaging Program Rules:
          o There is no additional charge for the Dollar Cost Averaging program.
          o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by Internet when available.
          o    Automatic transfers can only occur monthly.
          o The minimum transfer amount out of the Ameritas Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
          o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
          o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month date following the date the Policy's "right to examine" period ends.
          o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Ameritas Money Market Subaccount or the Fixed Account is less than $100.
          o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

         Portfolio Rebalancing
         The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

         Portfolio Rebalancing Program Rules:
          o There is no additional charge for the Portfolio Rebalancing program.
          o    The Fixed Account is excluded from this program.
          o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have rebalancing occur quarterly, semi-annually or annually.

         Earnings Sweep
         The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         Earnings Sweep Program Rules:
          o    There is no additional charge for the Earnings Sweep program.
          o    The Fixed Account is included in this program.
          o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have your earnings sweep quarterly, semi-annually or annually.

         MODEL ASSET ALLOCATION PROGRAM

         We may offer a model asset allocation program. However, you always have the ability to construct your own asset allocation plan from among the investment options available in your Policy. Model asset allocation programs are intended to match model risk tolerance and investment objectives with the investment options available in your Policy.

         To assist you in your selection of an asset allocation model, our Model Asset Allocation program uses the Morningstar Asset Allocator. This tool was developed by Morningstar Associates, LLC ("Morningstar") and is offered to you through a license agreement between Morningstar and our affiliate Ameritas Investment Corp. ("AIC"). The Model Asset Allocation program consists of five models, ranging from aggressive to conservative. Morningstar provides AIC with ongoing recommendations and monitoring of the portfolios that comprise the models.

         To participate in the asset allocation program:
          o AIC will serve as your investment adviser fiduciary for the program solely for purposes of development of the models and periodic updates to the models. You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Policy, Policy value) pursuant to the allocations of the model you select. AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by Morningstar. AIC has no discretionary authority to execute any other transfers for your Policy.
          o    You must complete the Morningstar Asset Allocator Questionnaire.
          o You must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election either by written notice or Internet (when available) before we can begin a program for you. Only you can select which model is best for you. The Asset Allocator Questionnaire can be an aid, but neither it nor AIC will make this decision for you. You may wish to consult with your own financial professional to determine whether participation in the program is best for you, and if so, which model is most suitable.
          o Each calendar quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the program model that you elected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated daily on our website and is available upon request.
          o Annually, AIC will re-evaluate and may make changes to each investment level model based upon Morningstar's recommendations. When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Model Asset Allocation program.
          o If you are currently participating in a Model Asset Allocation model and you make changes to your allocations outside the model, you will not receive future notifications of model changes. You will then be considered as having withdrawn from the Model Asset Allocation program and as having cancelled your relationship with AIC for purposes of implementing the program with your Policy.
          o AIC is compensated by us as principal underwriter for the Policies. We and AIC may also receive fees for administrative services from other portfolios in the models. This additional compensation and related responsibilities may create conflicts of interest as AIC determines what portfolios should be in the models. However, we believe this risk is reduced or eliminated by contracting with Morningstar to independently evaluate and recommend the selection, allocation weighting, and periodic updates regarding portfolios in the models.

         Some riders available with the Policy require you to participate in certain asset allocation models. If you purchase any of these riders, such riders will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an investment option that is not consistent with the rider you have selected.

         There is no additional charge for selecting the Model Asset Allocation program. Although asset allocation programs are intended to mitigate investment risk, there is still a risk that investing pursuant to a model will still lose value. For information about risks of participating in the Model Asset Allocation program and more detail about the program, including more information about conflicts of interest, ask for a copy of this prospectus' Statement of Additional Information. More information about AIC's role as investment advisor for the program is available on AIC's Form ADV Part II which is delivered to you at the time you subscribe to the program. We may modify or discontinue the model asset allocation program at any time.

         y VALUE+ OPTION

         The Value+ Option is not available for Policies issued on or after November 5, 2007.

         If you elected the Value+ Option, we will credit a bonus (the "Credit") to your Policy value. The Credit will be 4% on all premium payments you make during the first twelve months of the Policy. The Credit will be funded from our general account and will be credited proportionately among the investment options you select for premiums. For premium payments received in Policy Years two through nine, we will credit lesser amounts equal to 4% times the decreasing ratios in the following schedule:

                 Year                   Formula                Reduced Credit
                 ----                   -------                --------------
                   2                   4% x 8/9                     3.56%
                   3                   4% x 7/9                     3.11%
                   4                   4% x 6/9                     2.67%
                   5                   4% x 5/9                     2.22%
                   6                   4% x 4/9                     1.78%
                   7                   4% x 3/9                     1.33%
                   8                   4% x 2/9                     0.89%
                   9                   4% x 1/9                     0.44%

         Value+ Option Credits are treated as "earnings" for purposes of determining withdrawal charges and free withdrawal amounts on surrenders and partial withdrawals. Similarly, Credits are not treated as an "investment in the contract" for tax purposes. (See discussion of Withdrawals and Value+ Option Recapture, below.)

         Value+ Option Charge
         The annualized charge for the Value+ Option is currently 0.42% of the Policy value, which will be deducted each monthly activity date for the first nine Policy Years. We expect to make a profit on this option. If you expect to surrender the Policy in the first nine Policy Years, you should not elect the Value+ Option because the benefit from the Credit would be less than the charges paid for it. An Owner who holds a Policy for at least nine years will benefit from electing the Value+ Option. After nine Policy Years, both the Policy value and the Cash Surrender Value received upon full surrender of the Policy will be greater if the Value+ Option is elected, than if it had not been elected.


         Withdrawals and Value+ Option Recapture
         If the Value+ Option has been elected, all withdrawals and annuitizations during the first seven Policy Years will be subject to recapture of a portion of the Credit Value. The amount of the Credit Value assumed to be withdrawn is equal to the total withdrawal from the Policy value times the ratio of the Credit Value to the Policy value. In the first Policy Year, the Credit Value recaptured by Ameritas is one hundred percent (100%) of the Credit Value withdrawn. In Policy Years two through seven, we will reduce the recapture ratio one-ninth each year according to the following schedule:

                               Year    Percentage
                                 2        89%
                                 3        78%
                                 4        67%
                                 5        56%
                                 6        44%
                                 7        33%


         No recapture will occur after the seventh Policy Year, and the Credit Value will be vested, subject to future increases or decreases for investment gains or losses. If you elected one of the optional free withdrawal charge riders, we will not recapture Credit Value on free withdrawal amounts. For purposes of calculating the withdrawal charge, withdrawals are considered to come from the oldest premium payment first, then the next oldest and so forth. Credit Value recaptured will be proportionate from your investment option allocations at the time of the withdrawal.


         No recapture of the Credit Value will take place:
          o if the Policy is annuitized and applied to a life contingent income option (assuming no premiums paid for two years prior to annuitization),
          o    if a death benefit becomes payable, or
          o if distributions are required in order to meet minimum distributions requirements under the Internal Revenue Code.

         In no event will the total dollar amount of the surrender charge plus recapture of the Credit Value exceed that percentage of premium stated below during the first seven years after a premium payment:

                         Age (in years) of    Maximum Percentage of
                         Premium Payment            Premium

                                1                  12.5%
                                2                  11.1%
                                3                  10.2%
                                4                  10.0%
                                5                   9.0%
                                6                   8.0%
                                7                   7.0%


IMPORTANT POLICY PROVISIONS                   (y = optional feature)

         The OVERTURE MEDLEY! Policy is a flexible premium deferred variable annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the annuitant lives or for some other period you select. In addition, if you die before those payments begin, the Policy will pay a death benefit to your beneficiary. Many key rights and benefits under the Policy are summarized in this prospectus. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

         POLICY APPLICATION AND ISSUANCE

         To purchase a Policy, you must submit an application and a minimum initial premium. A Policy usually will be issued only if you and the annuitant are age 0 through 85, rounded to the nearest birthday. We reserve the right to reject any application or premium for any reason.

Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

         If your application is in good order upon receipt, we will credit your initial net premium to the Policy value in accordance with the "right to examine" rules in your state within two Business Days after the later of the date we receive your application or the date we receive your premium. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

         The Policy Date is the date two Business Days after we receive your application and initial premium. It is the date used to determine Policy Anniversaries and Policy Years. No Policy will be dated on or after the 29th day of a month. (This does not affect how premium is credited; see the paragraph above.)

         You can purchase a tax-qualified Policy as part of Section 401(a) pension or profit-sharing plans, or IRA, Roth IRA, SIMPLE IRA, SEP, 403(b)
(TSAs), and Section 457 deferred compensation plans, subject to certain limitations. See this prospectus' FEDERAL INCOME TAX MATTERS section for details. Call us to see if the Policy may be issued as part of other kinds of plans or arrangements.

         Application in Good Order
         All application questions must be answered, but particularly note these requirements:
          o The Owner's and the annuitant's full name, Social Security number, and date of birth must be included.
          o Your premium allocations must be completed in whole percentages, and total 100%.
          o    Initial premium must meet minimum premium requirements.
          o Your signature and your agent's signature must be on the application.
          o Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.

          o    City, state and date application was signed must be completed.
          o    If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
          o    There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.
          o    Your agent must be both properly licensed and appointed with us.

         Premium Requirements
         Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting any payment made by check to your Policy until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. Total premiums for all annuities held with us for the same annuitant or Owner may not exceed $1 million without our consent.

         Initial Premium
         o    The only premium required.  All others are optional.
         o Must be at least $25,000. If you purchase the optional Minimum Initial Premium feature, it must be at least $2,000 for all plans, except 403(b) tax-sheltered annuities. The initial premium for a 403(b) Policy may be as low as $0 so long as the annualized planned premium is at least $600 and the minimum modal premium is at least $50. We have the right to change these premium requirements.

         Additional Premiums
         o Must be at least $1,000; $50 if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or a tax-qualified plan. We have the right to change these premium requirements.
         o Will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the annuitant's 85th birthday or (ii) the Annuity Date.

         Allocating Your Premiums
         You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

          o    Allocations must be in whole percentages, and total 100%.
          o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
          o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

         "Right to Examine" Period Allocations
         Return of Value State. In states that permit us to refund your Policy value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable investment options on the date of issue of the Policy.

         Return of Premium States. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period and for all IRA plan Policies, we will hold your initial premium in the Ameritas Money Market Subaccount for 13 days. Then, we will invest your initial premium in the investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.


         YOUR POLICY VALUE

         On your Policy's date of issue, the Policy value equals the initial premium less any charge for applicable premium taxes. On any Business Day thereafter, the Policy value equals the sum of the values in the Separate Account variable investment options and the Fixed Account. The Policy value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable investment options (and interest earned in the Fixed Account options) as well as the deductions for charges under the Policy.

         Separate Account Value
         Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Allocation Units held in the Subaccount allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
          (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b)  the daily administrative expense fee; minus
          (c) the daily mortality and expense risk charge; and this result divided by
          (d) the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

         When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

         An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

         Fixed Account Value
         The Policy value of the Fixed Account on any Business Day equals:
          (a) the Policy value of the Fixed Account at the end of the preceding Policy Month; plus
          (b) any net premiums credited since the end of the previous Policy Month; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
          (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
          (e) any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
          (f) the Fixed Account's share of the annual Policy fee on the Policy Anniversary; minus
          (g)  the Fixed Account's share of charges for any optional features;
               plus
          (h)  interest credited on the Fixed Account balance.

         TELEPHONE TRANSACTIONS

Telephone Transactions Permitted
o   Transfers among investment options.
o   Establish systematic transfer programs.
o   Change of premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf.
o You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

         DEATH OF ANNUITANT

         Upon the annuitant's death prior to 30 days before the Annuity Date, you may generally name a new annuitant. If any Owner is the annuitant, then upon that Owner's death, the Policy's applicable death benefit becomes payable to the named beneficiary(ies). However, if the beneficiary is the deceased Owner's spouse, then upon that Owner's death the spouse may be permitted under federal tax law to become the new Owner of the Policy and to name an annuitant and different beneficiaries.

         DELAY OF PAYMENTS

         We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the

NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in
(iii) or (iv) exist.

         We may defer payments of a full surrender or partial withdrawals or a transfer from the Fixed Account for up to 6 months from the date we receive your Written Notice, after we request and receive approval from the department of insurance of the State where the Policy is delivered.

         BENEFICIARY

         You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

         If there are joint Owners, the surviving joint Owner will be deemed the beneficiary, and the beneficiary named in the Policy application or subsequently changed will be deemed the contingent beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent beneficiary.

         If the beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner. The surviving spouse may not continue the Guaranteed Lifetime Withdrawal Benefit rider when the single life option was selected and the Policy was issued under an Internal Revenue Code Section 401, 403(b) or 457 qualified plan.

         If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

         MINOR OWNER OR BENEFICIARY

         A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

         POLICY CHANGES

         Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Office and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this Prospectus' first two pages and last page.

         POLICY TERMINATION

         We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy. See this prospectus' POLICY DISTRIBUTIONS: Withdrawals section for more information.

         If you have paid no premiums during the previous 36-month period, we have the right to pay you the total value of your Policy in a lump sum and cancel the Policy if (i) the Cash Surrender Value is less than $1,000 (does not apply to IRAs), or (ii) the paid-up lifetime income annuity benefit at maturity, based on an accumulation of the Policy value to maturity, would be less than $20 per month. We will not impose a withdrawal charge on involuntary terminations.

         y OPTIONAL FEATURES

         This Policy allows you the opportunity to select, and pay for, only those variable annuity policy features you want by "unbundling" features that are often incorporated into a base variable annuity policy. Check with your sales representative or us before selecting an optional feature, as some may not be available in your state on the effective date of this prospectus. These optional features are currently only available at Policy issue, and most are only available if you are then not older than age 70. Some of these features are not available in some states. For features not available in your state on the date of your purchase, we may make them available to existing Owners for a limited time after the feature becomes available. Each of the optional features is principally described in the prospectus sections noted below:

Optional Feature                                              Prospectus Section Where It Is Covered
----------------                                              --------------------------------------
y Minimum Initial Premium.....................................IMPORTANT POLICY PROVISIONS:
                                                                   Policy Application and Issuance
y Withdrawal Charge Period....................................CHARGES: Withdrawal Charge
y Free Withdrawal Privilege...................................POLICY DISTRIBUTIONS: Withdrawals
y Guaranteed Minimum Death Benefit............................POLICY DISTRIBUTIONS: Death Benefits
y 403(b) Tax Sheltered Annuity Endorsement....................POLICY DISTRIBUTIONS: Withdrawals and
     (REQUIRED for 403(b) Policies)                               APPENDIX B: Tax Qualified Plan Disclosures
y Value+ Option...............................................INVESTMENT OPTIONS: Value+ Option
y Estate Protection Benefit ("EPB") and
     Expanded Estate Protection Benefit ("EEPB")..............POLICY DISTRIBUTIONS: Death Benefits

Charges for each of the optional features are shown in this prospectus' CHARGES section.

POLICY DISTRIBUTIONS                (y = Optional Feature)

         There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date. Tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Date. Your Policy also provides a death benefit (including, for an additional charge, an optional feature guaranteed minimum death benefit) that may be paid upon your death prior to the Annuity Date. All or part of a death benefit may be taxable.

         WITHDRAWALS

         You may withdraw, by Written Notice, all or part of your Policy's Cash Surrender Value prior to the Annuity Date. Amounts withdrawn (except for optional feature "free" partial withdrawals you may have elected, described below) are subject to a withdrawal charge. Following a full surrender of the Policy, or at any time the Policy value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

         For purposes of the withdrawal charge only, premiums are deemed to be withdrawn before any earnings; this means that there may be no withdrawal charge if the amount of the withdrawal is less than or equal to premiums received at least "x" years prior to the withdrawal and not considered having been previously withdrawn, where "x" is the number of years in the withdrawal charge period. Of premium considered withdrawn, the oldest premium is considered withdrawn first, the next oldest premium is considered withdrawn next, and so on (a "first-in, first-out" procedure). (This is different than taxation order, which generally considers the last premium withdrawn first - a "last-in, first-out" procedure.)

         Withdrawal Rules
         Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through 28th day of the month.
          o    Minimum withdrawal is $250.
          o We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy.
          o Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy value from any Fixed Account option. If you do not specify which investment option(s) from which to take the withdrawal, it will be taken from each investment option in the proportion that the Policy value in each investment option bears to the total Policy value.
          o The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we will deduct any charges owed but not yet paid (including withdrawal charges), a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Separate Account.

          o Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

         We will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-7335. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

         Systematic Withdrawal Plan
         The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy value from a specified investment option monthly, quarterly, semi-annually or annually. We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the annuitant. No systematic withdrawal may be established after the 28th of each month. Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax advisor before requesting this plan.

         y "Free" Withdrawal Features
         The following features allow access to certain Policy value without being subject to withdrawal charges. There is a charge for these features. For information about the charge for these features, see this prospectus' CHARGES and CHARGES EXPLAINED sections. For all Policies that are not issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" Withdrawal Feature or the Expanded "Free" Withdrawal Feature must be elected at issue of the Policy. For all Policies that are issued pursuant to a 403(b) tax sheltered annuity plan, one of the 403(b) TSA No Withdrawal Charge Riders must be elected at issue of the Policy.


         y   10% "Free" Withdrawal Feature.
         This feature allows you to withdraw, each Policy Year, up to 10% of your Policy value without deduction of a withdrawal charge. Under this feature, Policy value is considered withdrawn on the same basis as in the base Policy (first premiums on a first-in first-out basis, then earnings). The 10% amount is determined at the time the withdrawal is made and is reduced by all prior free withdrawals in that Policy Year. If you do not withdraw the 10% amount in a Policy Year, you may not carry forward the unused "free" withdrawal amount into the next Policy Year.

         y   Expanded "Free" Withdrawal Feature.
         This feature allows you to withdraw, without a withdrawal charge, each Policy Year, up to the greater of a stated percentage of your Policy value, minus prior "free" withdrawals taken since Policy issue, or any of your accumulated Policy earnings. (Accumulated Policy earnings are the excess of the Policy value over the net of premiums paid, plus any Value+ Credit amount, less any previous withdrawals of premium. Note that Value+ is not available for Policies issued on and after November 5, 2007.) Under this feature, for purposes of the withdrawal charge only, earnings are considered withdrawn before premium, and premium is considered withdrawn on a first-in first-out basis. (This is different than taxation order, which generally considers the last premium withdrawn first - a "last-in, first-out" procedure.) The stated percentage of Policy value available as a "free" withdrawal each Policy Year is 15% the first year, 30% the second year, and 45% the third and subsequent years. The percentage amount is determined at the time the withdrawal is made.

         y   403(b) TSA Hardship Waiver Rider.
         This Rider, available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan and which can only be attached to the Policy at issue, waives Withdrawal Charges for withdrawals of Policy value made while the Owner/annuitant is suffering a hardship as defined under applicable law and with satisfactory Written Notice to us.

         y   403(b) TSA No Withdrawal Charge Riders.
         These Riders, available only for Policies issued as 403(b) tax sheltered annuities and which can only be attached to the Policy at issue, allow the Policy to be issued without any withdrawal charges.

         LOANS (403(b) PLANS ONLY)

         Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy value is at least $5,000. The Owners can take loans from the Policy value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy Year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.) On Policies issued after 1/1/02 with the 403(b) Tax Sheltered Annuity Endorsement, we may charge a fee (currently $25; guaranteed maximum is $40) for each loan as loan origination expenses; however, this fee will be waived if loan repayment is established on an automatic basis.
(This charge does not apply to Policies issued prior to 1/1/02 or to loans made in states where origination fees are not approved.)

         Minimum and Maximum Loan Amounts
         Minimum - $1,000. Each loan must individually satisfy this minimum amount.
         Maximum - We will calculate the maximum nontaxable loan amount based upon information provided by the plan participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all your outstanding TSA loans must not exceed the lesser of (i) $50,000 reduced by the highest outstanding balance owed during the previous 12 months, or (ii) 50% of your Policy value.

         How Loans are Processed
         All loans are made from our general account. We transfer Policy value to our general account as security for the loan. The transfer is made in proportion to assets in and among the Subaccounts and in the Fixed Account, unless you give us different allocation instructions. No withdrawal charge is levied upon Policy value transfers related to loan processing. We are usually able to process a loan request within seven Business Days.

         Loan Interest
         Interest rate charged on loan balance: guaranteed maximum rate is 8%; we may declare a lower current interest rate.
         Interest rate credited to Policy value that is collateral for the loan: guaranteed minimum rate is 3%; we may declare a higher current interest rate.
         Specific loan terms are disclosed at the time of loan application or issuance.

         Loan Repayment
         Loans must be repaid within 5 years, or 20 years if the loan is used to purchase your principal residence. Loan repayments must be identified as such; if they are not, we will treat them as additional premium payments and they will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the Subaccounts and Fixed Account pursuant to your then current investment option allocation instructions. Any repayment due under the loan that is unpaid for 90 days will cause the loan balance to become immediately due without notice. The loan will then be treated as a deemed Policy distribution and reported as income to be taxed to the Owner.


         Any Policy loan balance must be repaid prior to the activation of the GLWB rider. Once the GLWB rider is activated, no Policy loans may be taken.

         Policy Distributions, including Annuity Income Payments
         While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

         Transferring the Policy
         We reserve the right to restrict any transfer of the Policy while a loan is outstanding.

         DEATH BENEFITS
         We will pay the death benefit after we receive Due Proof of Death of an Owner's death or as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at your death. If the beneficiary does not make an annuity income option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

         In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

         If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary annuitant as an Owner for purposes of the death benefit. The "primary annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary annuitant will be treated as the death of an Owner.

         If the annuitant is an Owner or joint Owner, the annuitant's death is treated as the Owner's death.

         If the annuitant is not an Owner and the annuitant dies before the Annuity Date, the Owner may name a new annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new annuitant, the Owner will become the annuitant.

         If your spouse is the Policy beneficiary, annuitant, or a joint Owner, special tax rules apply. See the IRS Required Distribution Upon Death of Owner section below.

         We will deduct any applicable premium tax not previously deducted from the death benefit payable.

         Standard Death Benefit
         Upon any Owner's death before the Annuity Date, the Policy will end, and we will pay a death benefit to your beneficiary. The death benefit equals the larger of:
         (a) your Policy value (without deduction of the withdrawal charge) on the later of the date we receive Due Proof of Death or an annuity payout option election less any charge for applicable premium taxes; or
         (b)  the sum of net premiums, less partial withdrawals.

         Upon any Owner's death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

         IRS Required Distribution Upon Death of Owner
         Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death. The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual beneficiary; and (b) will be paid over the lifetime or the life expectancy of that beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies and are described in this prospectus' Appendix B.

         Tables Illustrating Benefits Upon Death
         The following tables illustrate benefits payable, if any, upon death of a party to the Policy for most, but not necessarily all, situations. The terms of any Policy rider or qualified plan funded by the Policy may change this information. Please consult your own legal and tax advisor for advice. You may contact us for more information.

                    If death occurs before the Annuity Date:

                                        If death occurs before the Annuity Date:
If the deceased is...  and...             and...                    then the...
-------------------- ------------------ ------------------------- ------------------------------------------------
-------------------- ------------------ ------------------------- --------------------------------------------------
any Policy Owner     - - -              - - -                     Policy beneficiary receives the death benefit.
-------------------- ------------------ ------------------------- --------------------------------------------------
any Policy Owner     the beneficiary    - - -                     the surviving spouse may elect to become the
                     is the Policy                                Policy Owner and continue the Policy, or may
                     Owner's                                      have the Policy end and receive the death
                     surviving spouse                             benefit.
-------------------- ------------------ ------------------------- --------------------------------------------------
the annuitant        a Policy Owner     there is no named         the Policy continues with the Policy Owner as
                     is living          contingent or joint       the Policy annuitant unless the Owner names a
                                        annuitant                 new annuitant.
-------------------- ------------------ ------------------------- --------------------------------------------------
the annuitant        the Policy Owner   - - -                     the annuitant's death is treated as a Policy
                     is a non-person                              Owner's death.
-------------------- ------------------ ------------------------- --------------------------------------------------
an annuitant         a Policy Owner     the contingent or joint   contingent annuitant becomes the annuitant, and
                     is living          annuitant is living       the Policy continues.
-------------------- ------------------ ------------------------- --------------------------------------------------

                                        If death occurs on or after the Annuity Date:
If the deceased is...  and...             then the...
-------------------- ------------------ -------------------------------------------------------------------------
-------------------- ------------------ ----------------------------------------------------------------------------
any Policy Owner     There is a         surviving Policy Owner remains as Owner for purposes of distributing any
                     living joint       remaining Policy proceeds pursuant to the annuity income option then in
                     Owner, and         effect.  If the annuity benefit payee was the deceased Policy Owner, the
                     the annuitant is   surviving Owner receives the proceeds.  If the payee is other than the
                     living             deceased Owner, proceeds continue to be paid to the payee until the paye's death, then are paid to the Policy beneficiary.
-------------------- ------------------ ----------------------------------------------------------------------------
any Policy Owner     There is no        Policy beneficiary becomes the Policy Owner for purposes of distributing
                     surviving joint    any remaining Policy proceeds pursuant to the annuity income option then
                     Owner, and         in effect.  If the annuity benefit payee was the Owner, then the Policy
                     the annuitant is   beneficiary receives the proceeds.  If the payee is other than the Owner,
                     living             proceeds continue to be paid to the payee until the payee's death, then are paid to the Policy beneficiary.
-------------------- ------------------ ----------------------------------------------------------------------------
any Policy           any Policy Owner   Policy Owner (or other named payee) receives distribution of any remaining
annuitant            is living          Policy proceeds pursuant to the annuity income option then in effect.
-------------------- ------------------ ----------------------------------------------------------------------------
the annuitant        the annuitant is   Policy beneficiary becomes the Policy Owner for purposes of distributing
                     also the Policy    any remaining Policy proceeds pursuant to the annuity income option then
                     Owner              in effect.  If the annuity benefit payee was the Owner, then the Policy beneficiary receives the proceeds.  If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee's death, then are paid to the Policy beneficiary.
-------------------- ------------------ ----------------------------------------------------------------------------

         Optional Death Benefit Features

         y Optional Guaranteed Minimum Death Benefit Features
         You may elect one of three optional Guaranteed Minimum Death Benefit features, for a charge. Your election must be made when the Policy is issued, and only if you and the annuitant are then not older than age 70. Your election cannot be changed or revoked. Each feature ends at your age 85. Under these features, if the Owner is not a natural person, you cannot change the annuitant after the guaranteed minimum death benefit feature is elected. Each of the options provides the opportunity to enhance the Policy's death benefit if Subaccount underlying
                                      -28-
portfolios should sharply decrease in value. See this prospectus' CHARGES and CHARGES EXPLAINED sections for information on the charge for these optional features.
         y Optional "Periodic Step-Up" Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. During the first Policy Year, the GMDB is zero. Until the termination of this feature, the GMDB is the step-up benefit, defined as (a) plus (b) minus (c) minus (d), where:
          (a)  is the greater of:
               (i)  the Policy value as of the most recent step-up date; or
               (ii) the step-up benefit immediately preceding the most recent step-up date
          (b)  is any premiums paid since the most recent step-up date
          (c) is any partial withdrawals, including withdrawal charges, since the most recent step-up date
          (d) is a proportional adjustment for each partial withdrawal made since the most recent step-up date.
The proportional adjustment, which will never be less than zero, is described more fully in your Policy. It equals the step-up benefit minus the Policy value, times the ratio of the partial withdrawal amount divided by the Policy value. The step-up benefit and Policy value used to compute the proportional adjustment are prior to the partial withdrawal.

         The step-up interval is stated in your Policy's schedule page for this feature. The step-up benefit for your attained ages 80-84 is the step-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by adding subsequent premiums paid and subtracting withdrawals made. The step-up benefit expires upon termination of this feature, which is the Policy Anniversary nearest your 85th birthday.

         y Optional 5% Roll-up Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this feature, the GMDB is the roll-up benefit, defined as the greater of (a) or (b), where:
          (a)  is the current Policy value, and
          (b) is the total of premiums paid less withdrawals (net premiums) accumulated at 5% simple interest, not to exceed 200% of net premiums.
The roll-up benefit is reduced by a proportional adjustment for partial withdrawals. This adjustment, which will never be less than zero, is described more fully in your Policy. It equals the roll-up benefit minus the Policy value, times the ratio of the partial withdrawal amount divided by the Policy value. The roll up benefit and Policy value used to compute this adjustment are prior to the partial withdrawal.

         The accumulation of net premiums, as described in (b) above, stops on the anniversary nearest your 80th birthday. The roll-up benefit for your attained ages 80-84 is the roll-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by subsequent premiums and withdrawals. The roll-up benefit expires upon termination of this feature, which is the Policy Anniversary nearest your 85th birthday.

         y Optional "Greater of" Guaranteed Minimum Death Benefit
         This feature provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this feature, the GMDB is the greater of the step-up benefit GMDB or the roll-up benefit GMDB.

         y Optional Estate Protection Benefit Features

         y Estate Protection Benefit
         For an additional charge you may purchase the Estate Protection Benefit ("EPB"). The EPB must be elected and purchased at the time you apply for your Policy, and cannot be canceled once elected. We will credit this benefit to the Policy value upon death of the Policy Owner, in addition to your standard death benefit and any optional guaranteed minimum death benefit that you elected. For joint Policy Owners, we will credit this benefit to the Policy value on the first death of a Policy Owner. On an annual basis, the charge for the EPB is determined by age of the Policy Owner at issue, as follows:

                                 Current Fee           Guaranteed Maximum Fee
        Issue ages 0-70              0.20%                     0.40%
        Issue ages 71-80             0.60%                     0.80%
This charge for the EPB is assessed monthly and applied to the Policy value for the life of the Policy Owner. This benefit must be elected prior to Policy issue and may not be revoked once elected.

         Calculation of the Benefit:
         The amount of the EPB will be equal to 40% of the difference between your Policy value and the net premium payments used for determining the benefit base, provided the difference does not exceed 100% of the net premiums. The EPB benefit is determined using the Policy value before the payment of any other optional Guaranteed Minimum Death Benefit. The EPB benefit is calculated as follows:

         40% X Benefit Base; where:
         Benefit Base = (PVD - NPBB) < Benefit Cap, such that:
               PVD = the Policy value on the date of the Policy Owner's death prior to any death benefit calculations; NPBB = net premiums used for the determination of the Benefit Base, which are premiums allocated to Policy value less a proportionate share of any withdrawal based on the value of net premiums in relation to the Policy value times the amount of the withdrawal at the time of withdrawal. On each

               Policy Anniversary, NPBB is reset to the lesser of net premiums (NP) or the Policy value as of that anniversary, where:

               NP = net premiums, which are premiums allocated to Policy value less a proportionate share of any withdrawal based on the value of net premiums in relation to the Policy value times the amount of the withdrawal at the time of withdrawal, and Benefit Cap = 100% of net premiums (NP) reduced by premiums received within a certain period of time prior to death. If death occurs in the first Policy Year, there is no reduction for premiums received prior to death. If death occurs in the second Policy Year, all premiums received in the second Policy Year reduce the net premium amount. If death occurs after the second Policy Year, only premiums received within the 12-month period prior to death reduce the net premium amount.

               EXAMPLE
                 Assume the following items:
                    (a)  Death occurs in Policy Year 5
                    (b)  Policy value at time of death is $90,000 (PVD =
                         $90,000)
                    (c) Net premiums adjusted for withdrawals is $53,000 (NP = $53,000)
                    (d) Net premiums used for the determination of the Benefit Base is $50,000 (NPBB = $50,000)
                    (e)  Premium received within 12 months prior to death =
                         $14,000
                From this information, the following is determined:
                    (a)  Benefit Cap = $53,000 - $14,000 = $39,000
                    (b)  Benefit Base = $90,000 - $50,000 = $40,000,
                         which is greater than the Benefit Cap, so the Benefit Base = $39,000
                    (c)  EPB amount = 40% of $39,000 = $15,600

         With the reset of NPBB, a benefit may be available if the net premiums exceed the Policy value on the date of the Policy Owner's death.

         y Expanded Estate Protection Benefit ("EEPB")
         For an additional charge, you may purchase the Expanded Estate Protection Benefit ("EEPB") option in lieu of the EPB if you intend to exchange your existing annuity for an OVERTURE MEDLEY! Policy. The exchange must qualify for tax-free exchange treatment under the Internal Revenue Code. You should consider purchasing this benefit if you have significant amounts of taxable gain in your existing annuity contract and you intend to exchange such contract. The EEPB is available only at Policy issue and once elected it may not be revoked.

         The EEPB may be purchased for an annual charge applied as a percentage of Policy value based upon the age of the Policy Owner at time of issue, as follows:
                                       Current Fee    Guaranteed Maximum Fee
                  Issue ages 0-70           0.25%              0.45%
                  Issue ages 71-80          0.80%              1.00%

         Calculation of the Benefit:
         The amount of the EEPB will be equal to 40% of the sum of: (a) the difference between your Policy value and the net premium payments used to determine the benefit base, and (b) a certain percentage of the premium exchanged into the Policy, provide the sum does not exceed 100% of the net premiums. The EEPB benefit is determined using the Policy value before the payment of any other optional Guaranteed Minimum Death Benefit. The EEPB benefit is calculated as follows:

         40% X Benefit Base; where:
         Benefit Base = [(PVD - NPBB) + (z% x Transfer Premium)] < Benefit Cap, such that:
         PVD, NPBB, NP, and Benefit Cap have the same meanings as stated above for the EPB benefit;
              Transfer Premiums = premiums received as a result of a tax-free exchange or transfer. This includes premiums that qualify for IRC
              Section 1035 exchange treatment, and premiums that are a result of transfer, rollover, conversion or recharacterization; and z = a percentage that varies by the number of years since receipt of appropriate Transfer Premiums as follows:

                                Years Since Receipt              %
                                        1                       10
                                        2                       20
                                        3                       30
                                        4                       40
                                        5+                      50

                  EXAMPLE
                  Assume the following items:
                    (a)  Death occurs in Policy Year 3;
                    (b) Policy value at time of death is $110,000 (PVD = $110,000);

                    (c) Net premiums adjusted for withdrawals is $73,000 (NP = $73,000);
                    (d) Net premiums used for the determination of the Benefit Base is $70,000
                         (NPBB = $70,000)
                    (e) Transfer Premiums, which were all paid in Policy Year 1, are $10,000 (Transfer Premiums = $10,000);
                    (f) Premium received within 12 months prior to death = $31,000.
                 From this information, the following is determined:
                    (a)  Benefit Cap = $73,000 - $31,000 = $42,000;
                    (b)  Benefit Base =[($110,000 - $70,000) + (30% x $10,000)]
                         = $43,000, which is greater than the Benefit Cap, so Benefit Base = $42,000; and
                    (c)  EEPB amount = 40% of $42,000 = $16,800

         With the reset of NPBB, a benefit may be available if the net premiums exceed the Policy value on the date of the Policy Owner's death.

         With respect to IRAs, if you are purchasing the EPB or EEPB for your IRA, our understanding of current law is that the tax status of optional death benefits such as EPB and EEPB is unclear. To resolve any uncertainty, we may ask the Internal Revenue Service to approve the use of all optional death benefits in IRAs, including the Estate Protection Benefit and Expanded Estate Protection Benefit. We believe that use of the EPB and EEPB endorsements and other optional death benefits should not result in adverse tax treatment. We may in our sole discretion and in compliance with our adopted procedures, accept or reject IRA contributions to purchase a contract with optional benefits. However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE OPTIONAL DEATH BENEFITS IN IRAS. THEREFORE, THE POLICY OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.

         ANNUITY INCOME BENEFITS

         A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) you name. You will receive the annuity benefits unless you designate another payee(s). The level of annuity payments is determined by your Policy value, the annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Policy Cash Surrender Value may be placed under one or more annuity income options.

         Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied on the Annuity Date for premiums applied after the second year since receipt to the Life or Joint and Last Survivor annuity income options. However, the withdrawal charge does apply to Policy value placed under other annuity income options.

Annuity payments:
       - require investments to be allocated to our general account, so are not variable.
       -  may be subject to a withdrawal charge.
       -  may be taxable and, if premature, subject to a tax penalty.

         Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or annuitant's age or survival. Unless you specify otherwise, the payee is the Owner.

         Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income options 1, 2, or 3 (see below). Current immediate annuity rates for options 4 or 5 for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" Individual Annuity Table projected 17 years, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

         When Annuity Income Payments Begin
         You select the Annuity Date by completing an election form that you can request from us at any time. If you do not specify a date, the Annuity Date will be the later of the Policy Anniversary nearest the annuitant's 85th birthday or the fifth Policy Anniversary. Tax-qualified Policies may require an earlier Annuity Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

         Selecting an Annuity Income Option
         You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will apply the Policy Cash Surrender Value to make annuity payments under annuity income option 4 providing lifetime income payments.

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

         If you die before the Annuity Date (and the Policy is in force), your beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

         Annuity Income Options
         Once fixed annuity payments under an annuity income option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options 1, 2 or 3 to option 4, 5 or 6 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Owner dies, we will pay any unpaid guaranteed payments to your beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

         Note: If you elect an annuity income option based on a life contingency (option 4 or 5), it is possible that only one annuity payment would be made under the annuity option if the annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the annuitant died before the due date of the third annuity payment, etc. This would not happen if you elect an annuity income option guaranteeing either the amount or duration of payments, or just paying interest (options 1, 2 or 3).

         Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

         We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20. If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20. In no event will we make payments under an annuity option less frequently than annually.

         The annuity income options are:

1. Interest Payment. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.
2. Designated Amount Annuity. Proceeds are paid in monthly installments of a specified amount over at least a 5-year period until proceeds, with interest, have been fully paid.
3. Designated Period Annuity. Proceeds are paid in monthly installments for the specified period chosen. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.
4. Lifetime Income Annuity. Proceeds are paid as monthly income during the annuitant's life. Variations provide for guaranteed payments for a period of time.
5. Joint and Last Survivor Lifetime Income Annuity. Proceeds are paid as monthly income during the joint annuitants' lives and until the last of them dies.
6. Lump Sum. Proceeds are paid in one sum.


       GLWB RIDER

         A Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider is part of your Policy at the time of issue if the Policy issue date is on or after November 5, 2007 and if the rider is approved in your state. The rider may be issued in its Inactive Phase for any issue age 0 - 85. You may activate the rider subject to the terms and conditions stated below. It may be issued in an active status when the Policy owner is age nearest birthday 50 - 85. Active status riders will be either in the Accumulation Phase or the Withdrawal Phase. You may activate the rider subject to the terms and conditions stated below.

         The GLWB rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Policy regardless of the Policy value, until the death of the last Covered Person. GLWB provisions prevail over any Policy provisions that may conflict with the rider. All Policy provisions that do not conflict with the rider, including charges and fees, remain in effect.

o        GLWB Definitions

Benefit phases are defined as:
     o Inactive Phase. The period of time when this rider is inactive. The owner chooses when to end the Inactive Phase, but it cannot end before the Youngest Age 50.
     o Accumulation Phase. The period of time between the Rider Activation Date and the first date of the Withdrawal Phase.
     o Withdrawal Phase. The period of time beginning with the occurrence of the first withdrawal as outlined in the Withdrawal Phase section, below.
     o Guaranteed Phase. The period of time during which Lifetime Withdrawal Benefit Amount payments continue to be made, although the Policy value has been reduced to zero.

Benefit Base. The amount used in conjunction with a lifetime distribution factor to determine the Lifetime Withdrawal Benefit Amount.

Covered Person(s).
     o    The owner(s) of the Policy or;
     o The annuitant(s) if the owner of the Policy is a non-natural person, such as a trust or;
     o The spouses at the time the joint spousal option is selected. Once the rider is activated, no changes to the Covered Persons will be permitted.

Excess Withdrawal. The portion of any withdrawal taken during the Withdrawal Phase that makes the total of all withdrawals in a Rider Year exceed the Lifetime Withdrawal Benefit Amount in that Rider Year.

Lifetime Withdrawal Benefit Amount ("LWBA"). The maximum amount that can be withdrawn under this rider during a Rider Year without reducing the Benefit Base.

Maximum Anniversary Policy Value. The highest Policy value on any Policy Anniversary during the 10-year period after the later of the Rider Activation Date or the most recent reset date.

Monthly Anniversary.  The same date in a succeeding month as the Policy Date.

Premium Accumulation Value. The sum of premiums paid, accumulated at an annual compound rate of interest for a 10-year period during the Accumulation Phase beginning with the later of the Rider Activation Date or the most recent reset date. The rate of interest is:
     o    5% for the Rider Year in which no withdrawal is taken
     o    0% for the Rider Year in which a withdrawal is taken

     The initial Premium Accumulation Value is determined as follows:
     o If the Rider Activation Date is the same as the Policy date, it is equal to the initial premium.
     o If the Rider Activation Date is after the Policy date, it is equal to the Policy value as of the Rider Activation Date.

Remaining Balance. The most recently determined Benefit Base minus the sum of all withdrawals made since the later of the beginning of the Withdrawal Phase or the most recent step-up of the Benefit Base. The Remaining Balance will never be less than zero.

Rider Activation Date. The end of the Inactive Phase and the beginning of the Accumulation Phase or the Withdrawal Phase. It must coincide with a Monthly Anniversary and cannot occur before the Youngest Age 50.

Rider Year. For the first Rider Year, the period of time from the Rider Activation Date to the next Policy Anniversary. Subsequent Rider Years will coincide with Policy Years.

RMD. The required minimum distribution amount as defined by Internal Revenue Code Section 401(a)(9) and related Code provisions. It is based on the previous year-end Policy value of the Policy to which this rider is attached, including the present value of additional benefits provided under the Policy and any other riders attached to the Policy to the extent required to be taken into account under IRS guidance.

Youngest Age.  The attained age of the youngest Covered Person.

Inactive Phase

     The following apply during the Inactive Phase:
     o    No charges for the rider will be deducted from the Policy value.
     o No restrictions are imposed on withdrawals other than those provided by the base Policy.
     o No restrictions are imposed on asset allocations other than those provided by the base Policy.
     o No determinations are made of Premium Accumulation Value, Maximum Anniversary Policy Value, or Benefit Base as they apply to the benefits and provisions of the GLWB rider.

         The end of the Inactive Phase coincides with the Rider Activation Date.

o        Activation of Rider

         Rider Activation Date
         The rider will be activated on the Monthly Anniversary following our receipt of the properly completed service forms and your written consent granting AIC discretionary authority as described in the Model Asset Allocation program and below, but no earlier than the Youngest Age 50.

         Once the rider is activated, no Policy loans may be taken.

         Rider Charges
         The monthly charge for the rider is listed on your Policy specifications page. The Guaranteed Maximum Charge is shown in the CHARGES section of this prospectus and other information about the rider charges is discussed in the CHARGES EXPLAINED section.

         Asset Allocation
         Beginning on the Rider Activation Date, the GLWB rider limits individual transfers and future premium allocations otherwise permitted by the Policy. By activating the rider, you agree that your Policy value will be invested in one of certain allowable allocation models while the rider is active, and you agree to a rebalancing schedule. You are permitted to transfer your total Policy value from one allowable allocation model to another allowable allocation model. AIC will serve as your investment adviser fiduciary solely for purposes of development of the asset allocation models and periodic updates to the models or deletion of models available under the GLWB.

         The conditions of the Model Asset Allocation Program will apply. However, changes to your allocations outside the allowable models will terminate the rider. Only you can select the allowable asset asset model best for you. AIC will not make this decision for you.

         Premium payments made to the Policy value during the Accumulation Phase and Withdrawal Phase will be credited proportionally to the subaccounts in the asset allocation model you have selected. All withdrawals will be deducted proportionally from the subaccounts in the asset allocation model.

         We have the right to discontinue access to an allocation model. If an allocation model will be discontinued, we will notify you within 30 days prior to the change. If after 30 days you have not selected another allowable allocation model, we will transfer all funds from the discontinued allocation model to a default model as specified in the notice. You may later request to transfer your total Policy value from the default model to any of the remaining asset allocation models.

         We will notify you in the event any transaction you request will involuntarily cause your GLWB rider to terminate for failure to invest according to an allowable asset allocation model. We will require you to sign a form to terminate your GLWB rider and request the investment option change. Until the service form is received in good order in our office, we will not complete your requested change.

         Continuation of Rider by Surviving Spouse for Single Life Option
         This section applies only to Policies issued as tax non-qualified, or to Policies issued as traditional, SEP, SIMPLE, or Roth IRAs. Continuation of the rider is not available to a surviving spouse when the single life option was selected and the Policy was issued under a qualified plan established by the applicable provisions of Internal Revenue Code Sections 401, 403(b) or 457.

         If the Covered Person dies during the Accumulation Phase of the rider and if the surviving spouse of the deceased Covered Person elects to continue the policy in accordance with its terms, the surviving spouse may elect to add the rider for his or her life.

     a. If the surviving spouse has not reached attained age 50, the rider will become inactive and will enter the Inactive Phase.

     b. If the surviving spouse has reached attained age 50, the rider will continue in the Accumulation Phase and the Premium Accumulation Value and Maximum Anniversary Policy Value will be set equal to the Policy value. The charge for the rider will equal the charge in effect for new issues of the same rider and will not exceed the maximum charge as stated on the Policy specifications page.

         If the Covered Person dies during the Withdrawal Phase, and if the surviving spouse of the deceased Covered Person elects to continue the Policy in accordance with its terms, the surviving spouse may continue the Policy and the rider. The LWBA in effect on the date of the Covered Person's death will be paid until such time that the Remaining Balance is reduced to zero. No step-up of the Benefit Base is available after the Covered Person's death.

o        Accumulation Phase

         Reset Feature
         On each Policy Anniversary during the Accumulation Phase, the Premium Accumulation Value will be reset to the Policy value, if it is greater.

         At the time of a reset:
          1.   A new 10-year period begins for:
               a.   Premium Accumulation Value; and,
               b. Comparison of anniversary Policy values to determine the Maximum Anniversary Policy Value.
          2. The charge for the rider will equal the charge in effect for new issues of the same rider.
          3. If the charge increases, we will notify you within 30 days prior to the Policy Anniversary. The charge for the rider will be specified in the notice and will not exceed the maximum charge as stated on the Policy specifications page.
          4. You can decline the charge increase by sending us written notice no later than 10 days prior to the Policy Anniversary. If you decline the charge increase, the reset feature will be suspended and the charge percentage will remain unchanged for the current Policy Year. On each subsequent Policy Anniversary during the Accumulation Phase you will have the option to accept any available reset.

         On and after each reset, the provisions of the rider will apply in the same manner as they applied when the rider was originally activated. The deduction of charges, limitations on withdrawals, and any future reset options available on and after the most recent reset will again apply and will be measured from the most recent reset.

         Withdrawals
         You are permitted one withdrawal per Rider Year during the Accumulation Phase without initiating the Withdrawal Phase. You must indicate your wish to exercise this provision at the time you request the withdrawal. The withdrawal can be no sooner than 30 days after the Policy Issue Date. A second request for a withdrawal in a Rider Year will automatically transition the rider to the Withdrawal Phase as described below.

         A withdrawal will reduce the Premium Accumulation Value and the Maximum Anniversary Policy Value in the same proportion that the withdrawal amount has to the Policy value prior to the withdrawal. The Premium Accumulation Value and Maximum Anniversary Policy Value after the withdrawal, respectively, will be equal to (a), minus the result of multiplying (a) by the quotient of (b) divided by (c) as shown in the following formula :

                  a - (a * (b / c))

                  where:
                  a = Premium Accumulation Value or Maximum Anniversary Policy
                      Value prior to the withdrawal;
                  b = withdrawal amount;
                  c = Policy value prior to the withdrawal
Taking a withdrawal under this provision will reduce the annual rate of interest for the Premium Accumulation Value to 0% for the Rider Year in which the withdrawal is taken.

o        Withdrawal Phase

         You may choose to begin withdrawal payments no sooner than 30 days after the Policy Issue Date and no later than 60 days after the date we receive the properly completed service form in our office.


         Benefit Base
         The Benefit Base is established at the beginning of the Withdrawal Phase. It is not used to determine other benefits or features of the Policy or the rider.

         The initial Benefit Base equals the greatest of the following, determined at the beginning of the Withdrawal Phase:
     o    Policy value
     o    Premium Accumulation Value
     o    Maximum Anniversary Policy Value

         The Benefit Base is adjusted downward due to an Excess Withdrawal and upward due to step-up or additional premium payments.

         Lifetime Withdrawal Benefit Amount
         We guarantee that you can withdraw up to the LWBA during the Withdrawal Phase, regardless of Policy value, until the death of the last Covered Person. Total withdrawals in a Rider Year that do not exceed the LWBA will not be subject to withdrawal charges as provided by the base Policy and any other rider issued with the base Policy.

         The LWBA is determined by applying the lifetime distribution factor to the Benefit Base. The lifetime distribution factor corresponds to the Youngest Age at the beginning of the Withdrawal Phase. The lifetime distribution factor is established from the following schedule; it never changes once it is established:
          o    4.0% - ages 50 through 54
          o    4.5% - ages 55 through 59
          o    5.0% - ages 60 through 64
          o    5.5% - ages 65 through 69
          o    6.0% - ages 70 through 74
          o    6.5% - ages 75 through 79
          o    7.0% - age 80 and older
At any time that the Benefit Base is adjusted, the LWBA is re-determined by applying the lifetime distribution factor to the adjusted Benefit Base

         You have the choice of receiving withdrawals on an annual, semi-annual, quarterly, or monthly basis. If periodic withdrawals would be or become less than $100, we will change the frequency of withdrawals to an interval that will result in a payment of at least $100.

         Impact of Withdrawals on Benefit Base
         Withdrawals taken during the Withdrawal Phase may impact the Benefit Base. Total withdrawals in a Rider Year up to the LWBA will not reduce the Benefit Base and will not impact the LWBA. Also, if you are required to take RMD from the Policy and the RMD exceeds the LWBA, the portion of the RMD that is greater than the LWBA will not be treated as an Excess Withdrawal. However, any withdrawal amount that causes total withdrawals in a Rider Year to exceed the greater of the LWBA or the RMD will be treated as an Excess Withdrawal.

         At the time a withdrawal is taken, if the total withdrawals in a Rider Year exceed the LWBA, the excess will be considered as an Excess Withdrawal. Excess Withdrawals will proportionally reduce the Benefit Base. The proportional reduction in the Benefit Base is equal to the quotient of (x) divided by the result of subtracting (z) minus (x) from (y):

                  _____x____
                       -
                  (y - (z - x))
                  where:
                  x = Excess Withdrawal amount with respect to LWBA; y = Policy value immediately prior to the withdrawal; z = total amount of the current withdrawal.

A reduction in the Benefit Base will reduce the LWBA.

         No Excess Withdrawals will be allowed when the Policy value is zero. If an Excess Withdrawal reduces the LWBA to an amount less than $100, we will pay the Remaining Balance in a lump sum. The rider and its benefits will be terminated.

         Step-Up of Benefit Base
         On each Policy Anniversary during the Withdrawal Phase, we will compare the Policy value to the Benefit Base. If the Policy value is greater than the Benefit Base on any anniversary, we will increase the Benefit Base to equal the Policy value and recalculate the LWBA, which will increase the LWBA.

         Additional Premiums
         Additional premium payments made during the Withdrawal Phase will:
          1. increase the Policy value according to the provisions of the Policy; and,
          2.   increase the Benefit Base; and,
          3.   increase the LWBA.

         Premium payments made during the Withdrawal Phase may not exceed $100,000 during a Policy Year without our prior approval. Premium payments will not be accepted if the Policy value is zero.

o        Guaranteed Phase

         If a withdrawal (including an RMD) reduces the Policy value to zero and at least one Covered Person is still living, the following will apply:
          a.   the monthly rider charge will no longer be deducted; and,
          b. the LWBA will be provided until the death of the last surviving Covered Person under a series of pre-authorized withdrawals according to a frequency selected by the owner, but no less frequently than annually; and,
          c.   no additional premiums will be accepted; and,
          d.   no additional step-ups will occur; and,
          e. any Remaining Balance will not be available for payment in a lump sum and may not be applied to provide payments under an annuity option; and,
          f. the Policy and any other riders will cease to provide any death benefits.

o        Death Benefit

         Upon the death of the last Covered Person, the beneficiary will select to receive either the Death Benefit as provided by the Policy and other riders, as applicable, or the distribution of the Remaining Balance accomplished through the payment of the LWBA subject to the IRS regulations as relating to RMD until such time that the Remaining Balance is zero.

         If the last surviving Covered Person dies and the Policy value is zero as of the date of death, any Remaining Balance will be distributed to the Beneficiary through the payment of the LWBA until such time that the Remaining Balance is zero.

o        Termination of Rider

         Except as otherwise provided under the Continuation of Rider by Surviving Spouse for Single Life Option, the rider will terminate without value on the earliest occurrence of any of the following dates:
          1.   the date of death of the last surviving Covered Person;
          2.   the date there is a change of owner;
          3. the date annuity payments commence under an annuity income option as described in the Policy;
          4. the date an Excess Withdrawal is taken such that the LWBA is less than $100;
          5.   the date any asset allocation requirement is violated;
          6. the date a loan is taken from the Policy, as applicable, during the Accumulation Phase or the Withdrawal Phase;
          7. the date the owner(s) provide us with written notice to terminate either the rider or the Policy.

If annuity payments are to commence under number 3 above at the maximum Annuity Date, the owner may select one of the following options:
          a. apply the Policy value under an annuity income option described in the Policy, or
          b. receive periodic annualized payments equal to the LWBA that would otherwise be determined at that time through a life contingent annuity.

FEDERAL INCOME TAX MATTERS

         This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). It is NOT intended as tax advice. All information is subject to change without notice. We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions. You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

         Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities in general and Code Section 817 provides rules regarding the tax treatment of variable annuities. Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

         Tax Deferrals During Accumulation Period
         An important feature of variable annuities is tax-deferred treatment of earnings during the accumulation phase. An individual owner is not taxed on increases in the value of a Policy until a withdrawal occurs, either in the form of a non-periodic payment or as annuity payments under the settlement option selected.

         Taxation of Withdrawals
         Withdrawals are included in gross income to the extent of any allocable income. Any amount in excess of the investment in the Policy is allocable to income. Accordingly, withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal.

         If you make a withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% penalty may apply. However, the penalty does not apply to distributions:
          o    after the taxpayer reaches age 59 1/2;
          o    upon the death of the owner;
          o    if the taxpayer is defined as totally disabled;
          o as periodic withdrawals that are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the beneficiary;
          o    under an immediate annuity; or
          o    under certain other limited circumstances.

         Taxation of Annuity Payments
         Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income. Generally, the Code provides for the return of your investment in an annuity policy in equal tax-free amounts over the annuity payout period. Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Policy to the total expected value of annuity payments. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Policy by the total number of expected payments. The balance of each payment is taxable income. After you recover your investment in the Policy, any payment you receive is fully taxable. (If a variable payment is less than the excludable amount you should contact your tax adviser to determine how to report any investment not recovered.) The taxable portion of any annuity payment is taxed at ordinary income tax rates.

         Taxation of Death Proceeds
         A death benefit paid under the Policy is taxable income to the beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your estate, even if all or a portion of the benefit is subject to federal income taxes. To be treated as an annuity, a Policy must provide that:
(1) if an annuitant dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Policy is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the annuitant dies before the annuity starting date, the entire interest must be distributed within five years of death. If distributed in a lump sum, the death benefit amount is taxed in the same manner as a full withdrawal. If the beneficiary is the surviving spouse of the owner, it is possible to continue deferring taxes on the accrued and future income of the Policy until payments are made to the surviving spouse.

         Tax Treatment of Assignments and Transfers
         An assignment or pledge of an annuity Policy is treated as a withdrawal. Also, the Code (particularly for tax-qualified plans) and ERISA in some circumstances prohibit such transactions, subjecting them to income tax penalties and additional excise tax. Therefore, you should consult a competent tax adviser if you wish to assign or pledge your Policy.


         Tax Treatments by Type of Owner
         A Policy held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes unless annuity payments start within a year. The income on such a Policy is taxable in the year received or accrued by the owner. However, this rule does not apply if the owner is acting as an agent for an individual or is an estate that acquired the Policy as a result of the death of the decedent. Nor does it apply if the Policy is held by certain qualified plans, is held pursuant to a qualified funding trust (structured settlement plan), or if an employer purchased the Policy under a terminated qualified plan. You should consult your tax adviser before purchasing a Policy to be owned by a non-natural person.

         Annuity Used to Fund Qualified Plan
         The Policy is designed for use with various qualified plans. The Policy will not provide additional tax deferral benefits if it is used to fund a qualified plan. However, Policy features and benefits other than tax deferral may make it an appropriate investment for a qualified plan. Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances. Each purchaser should obtain advice from a competent tax advisor prior to purchasing a Policy issued under a qualified plan.

         The income on tax sheltered annuity (TSA) and individual retirement annuity (IRA) investments is tax deferred; therefore, any income on variable annuities held by such plans does not receive an additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax qualified annuities may be purchased as investments for:
        o Tax Sheltered Annuities, Code Section 403(b);
        o Individual Retirement Annuities (IRAs), Code Section 408(b);
        o Simplified Employee Pension (SEP IRA), Code Section 408(k);
        o Savings Incentive Match Plans for Employees (SIMPLE IRA), Code Section 408(p); and
        o Roth IRAs, Code Section 408A.
The Company reserves the right to limit the availability of the Policy for use with any of the plans listed above or to modify the Policy to conform to tax requirements. Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures. Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Policy.

         Tax Impact on Account Value
         Certain Policy credits are treated as taxable "earnings" and not "investments" for tax purposes. Taxable earnings are considered paid out first, followed by the return of your premiums (investment amounts). In addition, taxation order generally considers the last premium withdrawn first ("last-in, first-out").

MISCELLANEOUS

         ABOUT OUR COMPANY

         Ameritas Life Insurance Corp. issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits. Prior to May 1, 2007, AVLIC issued the Policy. Effective May 1, 2007, AVLIC merged with and into Ameritas ("Merger"). AVLIC was a wholly-owned subsidiary of Ameritas. On the date of the Merger, Ameritas Life Insurance Corp. acquired from AVLIC all of AVLIC's assets, and became directly liable for AVLIC's liabilities and obligations with respect to all policies issued by AVLIC then outstanding.

         The Merger was approved by the boards of directors of Ameritas and AVLIC. The Merger also received regulatory approval from the State of Nebraska Department of Insurance, the state of domicile of Ameritas and AVLIC. The Merger did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the company that guarantees your Policy benefits from AVLIC to Ameritas. You will receive a Policy endorsement from Ameritas that reflects the change from AVLIC to Ameritas. The Merger also did not result in any adverse tax consequences for any Policy owners.

         Ameritas is a stock life insurance company organized under the insurance laws of the State of Nebraska, in business since 1887. We are an indirect wholly owned subsidiary of UNIFI Mutual Holding Company. Our address is 5900 "O" Street, Lincoln, Nebraska, 68510. (See the TABLE OF CONTENTS page of this prospectus, or the cover page or last page for information on how to contact us.)

         We are engaged in the business of issuing life insurance and annuities, group dental and vision insurance, retirement plans and 401(k) plans throughout the United States (except New York). The UNIFI companies are a diversified family of financial services businesses offering the above-listed products and services as well as mutual funds and other investments, financial planning, banking, and public financing.

         DISTRIBUTION OF THE POLICIES

         Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510, is the principal underwriter of the Policies. AIC is a direct majority-owned subsidiary of Ameritas. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products. AIC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to all distributors may be up to a total of 7.5% of premiums. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $10,000 to $25,000) and marketing support allowances may change from time to time, but in calendar year 2006 the list included the following firms: Harbour Investments, Investacorp, Inc., Investors Capital Corp, and Horace Mann Investors, Inc. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus' CHARGES EXPLAINED section.

         VOTING RIGHTS

         As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts you are invested in. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

         LEGAL PROCEEDINGS

         As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

APPENDIX A: Accumulation Unit Values

         The following table shows Accumulation Unit values at the beginning and end of the periods indicated as well as the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio as of the end of the periods indicated. The financial statements of the Subaccounts can be found in the Statement of Additional Information. (See the cover and back page to learn how to get a copy of the Statement of Additional Information.)

-------------------------------------------------- -------- --------------- ----------------- -----------------------
                                                                                                    Number (#) of
                                                                                Value ($) at       Accumulation Units
     Subaccount (inception date)                       Year    Value($) at      End of Year        At End of Year
                                                               Inception       (December 31)        (December 31)
-------------------------------------------------- -------- --------------- ----------------- -----------------------
AIM FUNDS
-------------------------------------------------- -------- --------------- ----------------- -----------------------
   AIM V.I. Dynamics - Series I (01/01/2001)        2001           16.60             12.646                 87,960
                                                    2002                              8.547                173,480
                                                    2003                             11.688                255,901
                                                    2004                             13.142                292,998
                                                    2005                             14.435                259,477
                                                    2006                             16.629                255,036
-------------------------------------------------- -------- --------------- ----------------- -----------------------
ALGER - Class O
   Alger American Balanced (01/01/2001)             2001           13.56             13.410                207,825
                                                    2002                             11.674                317,627
                                                    2003                             13.788                463,258
                                                    2004                             14.302                553,737
                                                    2005                             15.384                481,743
                                                    2006                             15.983                417,019
-------------------------------------------------- -------- --------------- ----------------- -----------------------
AMERICAN CENTURY
   VP Income & Growth  (01/01/2001)                 2001            6.93              6.471                433,115
                                                    2002                              5.178                909,031
                                                    2003                              6.646              1,642,598
                                                    2004                              7.450              2,236,273
                                                    2005                              7.733              2,660,008
                                                    2006                              8.983              3,076,650
-------------------------------------------------- -------- --------------- ----------------- -----------------------
AMERITAS PORTFOLIOS
   Ameritas Core Strategies  (10/31/2003)           2003           14.79             16.185                340,812
                                                    2004                             17.355                480,203
                                                    2005                             18.707                617,264
                                                    2006                             22.579                859,579
   Ameritas Income & Growth  (01/01/2001)           2001           16.10             13.999                116,359
                                                    2002                              9.665                189,688
                                                    2003                             12.470                288,623
                                                    2004                             13.343                416,581
                                                    2005                             13.864              1,777,100
                                                    2006                             15,161              1,539,401
   Ameritas Index 500  (01/01/2001)                 2001          144.49            129.292                 25,162
                                                    2002                             99.715                 45,106
                                                    2003                            126.880                 75,875
                                                    2004                            139.088                 95,080
                                                    2005                            144.301                 89,301
                                                    2006                            165.165                 82,686
   Ameritas MidCap Growth  (01/01/2001)             2001           32.76             31.790                 42,310
                                                    2002                             22.117                 89,019
                                                    2003                             32.323                152,188
                                                    2004                             36.362                217,959
                                                    2005                             40.141                287,425
                                                    2006                             43.506                316,573
   Ameritas MidCap Value  (01/01/2001)              2001           15.00             17.716                170,533
                                                    2002                             15.116                401,478
                                                    2003                             19.382                531,163
                                                    2004                             20.993                668,687
                                                    2005                             22.046                999,761
                                                    2006                             24.842              1,239,361
   Ameritas Money Market  (01/01/2001)              2001            1.00              1.030             13,882,321
                                                    2002                              1.039             20,980,677
                                                    2003                              1.041             16,549,336
                                                    2004                              1.045             13,216,208
                                                    2005                              1.068             12,454,164
                                                    2006                              1.110             16,085,844
-------------------------------------------------- -------- --------------- ----------------- -----------------------

                                       -A:1-

-------------------------------------------------- -------- --------------- ----------------- -----------------------
   Ameritas Small Capitalization  (01/01/2001)      2001           36.90             29.194                 11,599
                                                    2002                             18.764                 42,634
                                                    2003                             25.854                 88,031
                                                    2004                             26.250                125,468
                                                    2005                             26.725                158,213
                                                    2006                             31.965                194,490
-------------------------------------------------- -------- --------------- ----------------- -----------------------

   Ameritas Small Company Equity  (01/01/2001)      2001           15.00             19.727                101,570
                                                    2002                             18.148                224,687
                                                    2003                             24.474                278,296
                                                    2004                             27.966                349,258
                                                    2005                             27.213                404,639
                                                    2006                             29.194                354,606
-------------------------------------------------- -------- --------------- ----------------- -----------------------
CALVERT PORTFOLIOS
   CVS Income  (05/01/2002)                         2002           15.00             15.915                196,245
                                                    2003                             17.798                475,748
                                                    2004                             18.657                935,247
                                                    2005                             19.196              1,487,915
                                                    2006                             20.007              1,933,118
   CVS Social Balanced  (01/01/2001)                2001           1.964              1.851                455,566
                                                    2002                              1.614              1,232,673
                                                    2003                              1.911              1,879,583
                                                    2004                              2.052              2,131,849
                                                    2005                              2.151              1,829,391
                                                    2006                              2.321              1,962,968
   CVS Social Equity  (05/01/2002)                  2002           15.00             12.887                 36,489
                                                    2003                             15.622                144,402
                                                    2004                             16.606                273,384
                                                    2005                             17.223                285,289
                                                    2006                             18.805                288,474
   CVS Social International Equity  (01/01/2001)    2001           19.30             14.486                 15,726
                                                    2002                             12.228                 77,458
                                                    2003                             15.976                168,181
                                                    2004                             18.694                309,928
                                                    2005                             20.389                296,955
                                                    2006                             25.796                341,020
   CVS Social Mid Cap Growth  (01/01/2001)          2001           29.49             27.075                 26,631
                                                    2002                             19.288                 59,271
                                                    2003                             25.200                102,501
                                                    2004                             27.332                150,162
                                                    2005                             27.229                129,286
                                                    2006                             28.871                138,555
   CVS Social Small Cap Growth  (01/01/2001)        2001           13.21             14.961                 23,448
                                                    2002                             11.501                112,475
                                                    2003                             15.927                196,941
                                                    2004                             17.452                268,452
                                                    2005                             15.727                219,213
                                                    2006                             15.725                211,140
-------------------------------------------------- -------- --------------- ----------------- -----------------------
DREYFUS
   MidCap Stock - Service Shares  (11/01/2002)      2002           12.17             12.033                  3,790
                                                    2003                             15.699                 85,176
                                                    2004                             17.790                163,245
                                                    2005                             19.226                161,486
                                                    2006                             20.537                172,611
-------------------------------------------------- -------- --------------- ----------------- -----------------------
FIDELITY  (Service Class 2)
   VIP Asset Manager  (01/01/2001)                  2001           13.89             14.275                127,031
                                                    2002                             12.889                181,645
                                                    2003                             15.048                216,010
                                                    2004                             15.701                276,775
                                                    2005                             16.165                237,995
                                                    2006                             17.181                210,278
   VIP Asset Manager: Growth  (01/01/2001)          2001           15.61             12.347                 17,035
                                                    2002                             10.315                 21,715
                                                    2003                             12.592                 50,389
                                                    2004                             13.195                 69,339
                                                    2005                             13.557                 65,253
                                                    2006                             14.354                 61,424
   VIP Contrafund(R)  (01/01/2001)                  2001           22.89             20.549                 64,084
                                                    2002                             18.438                206,580
                                                    2003                             23.452                446,856
                                                    2004                             26.792                767,894
                                                    2005                             31.005              1,235,831
                                                    2006                             34.275              1,526,651


                                      -A:2-

   VIP Equity-Income  (01/01/2001)                  2001           25.11             22.436                143,316
                                                    2002                             18.449                317,475
                                                    2003                             23.802                596,628
                                                    2004                             26.265                821,828
                                                    2005                             27.509              1,202,755
                                                    2006                             32.729              1,509,056


   VIP Growth  (01/01/2001)                         2001           41.63             33.115                 81,472
                                                    2002                             22.908                172,691
                                                    2003                             30.127                293,933
                                                    2004                             30.820                420,603
                                                    2005                             32.258                518,529
                                                    2006                             34.105                625,970
   VIP High Income  (01/01/2001)                    2001            8.12              6.318                175,675
                                                    2002                              6.478                486,540
                                                    2003                              8.147              1,059,483
                                                    2004                              8.841              1,293,209
                                                    2005                              8.973              1,476,568
                                                    2006                              9.884              1,710,492
   VIP Investment Grade Bond  (01/01/2001)          2001           12.63             12.734                302,145
                                                    2002                             13.916                925,800
                                                    2003                             14.490              1,156,571
                                                    2004                             14.977              1,413,321
                                                    2005                             15.140              1,743,207
                                                    2006                             15.641              1,948,921
   VIP Overseas  (01/01/2001)                       2001           19.81             13.719                 33,056
                                                    2002                             10.831                 89,523
                                                    2003                             15.372                213,241
                                                    2004                             17.279                427,850
                                                    2005                             20.362                852,293
                                                    2006                             23.791              1,270,006
-------------------------------------------------- -------- --------------- ----------------- -----------------------
MFS
   New Discovery - Initial Class (01/01/2001)       2001           15.64             15.665                110,102
                                                    2002                             10.630                187,083
                                                    2003                             14.103                251,217
                                                    2004                             14.903                291,624
                                                    2005                             15.560                240,329
                                                    2006                             17.477                225,733
   Strategic Income - Initial Class (01/01/2001)    2001           10.08             10.416                 18,160
                                                    2002                             11.208                 95,693
                                                    2003                             12.275                215,479
                                                    2004                             13.118                377,445
                                                    2005                             13.260                526,508
                                                    2006                             14.032                646,058
   Utilities  - Initial Class (01/01/2001)          2001           22.97             17.739                118,165
                                                    2002                             13.600                127,935
                                                    2003                             18.338                204,463
                                                    2004                             23.685                331,367
                                                    2005                             27.454                475,120
                                                    2006                             35.751                530,253
-------------------------------------------------- -------- --------------- ----------------- -----------------------
SUMMIT
   Nasdaq-100 Index (01/01/2001)                    2001            6.06              4.432                177,238
                                                    2002                              2.749                433,419
                                                    2003                              4.054                844,345
                                                    2004                              4.428                865,611
                                                    2005                              4.450                756,282
                                                    2006                              4.709                684,034
   Russell 2000 Small Cap Index  (01/01/2001)       2001            9.57              9.622                 61,252
                                                    2002                              7.539                 98,539
                                                    2003                             10.938                211,076
                                                    2004                             12.771                327,689
                                                    2005                             13.179                276,468
                                                    2006                             15.375                313,643
   S&P MidCap 400 Index (01/01/2001)                2001           11.40             11.683                 70,378
                                                    2002                              9.839                122,614
                                                    2003                             13.155                231,485
                                                    2004                             15.106                336,499
                                                    2005                             16.777                394,840
                                                    2006                             18.262                479,718
-------------------------------------------------- -------- --------------- ----------------- -----------------------

                                     -A:3-

-------------------------------------------------- -------- --------------- ----------------- -----------------------
THIRD AVENUE
   Third Avenue Value (01/01/2001)                  2001           14.82             17.171                240,548
                                                    2002                             15.216                474,992
                                                    2003                             21.518                724,909
                                                    2004                             25.594              1,026,292
                                                    2005                             29.105              1,164,416
                                                    2006                             33.431              1,263,537
------------------------------------------------- -------- --------------- ----------------- -----------------------
VAN KAMPEN
   Emerging Markets Equity - Class I (01/01/2001)   2001            7.02              6.586                 14,050
                                                    2002                              5.954                 40,625
                                                    2003                              8.842                115,632
                                                    2004                             10.799                185,530
                                                    2005                             14.341                539,504
                                                    2006                             19.512                744,164
   Global Value Equity - Class I (01/01/2001)       2001           13.12             12.176                109,697
                                                    2002                             10.047                209,773
                                                    2003                             12.856                325,982
                                                    2004                             14.480                511,509
                                                    2005                             15.203                524,612
                                                    2006                             18.281                455,123
   International Magnum - Class I ((01/01/2001)     2001           11.77              9.448                 33,989
                                                    2002                              7.801                 65,732
                                                    2003                              9.862                107,888
                                                    2004                             11.484                141,267
                                                    2005                             12.655                179,984
                                                    2006                             15.710                244,472
   U.S. Real Estate - Class I (01/01/2001)          2001           11.44             12.555                 55,666
                                                    2002                             12.364                237,247
                                                    2003                             16.870                294,834
                                                    2004                             22.828                464,510
                                                    2005                             26.509                508,529
                                                    2006                             36.304                601,795
---------------------------------------------------------------------------------------------------------------------

                                     -A:4-

APPENDIX B: Tax-Qualified Plan Disclosures

Disclosure Summary for IRA, SEP IRA, SIMPLE IRA, and Roth IRA plans....Page B: 1
Disclosure Summary for 403(b) Tax Sheltered Annuity plan...............Page B: 6

---------------------------------------------- ---------------------------------
DISCLOSURE SUMMARY                             For annuity policies issued as a:
                                               |    Regular IRA
AMERITAS LIFE INSURANCE CORP.                  |    SEP IRA
                                               |    SIMPLE IRA
                                               |    Roth IRA
---------------------------------------------- ---------------------------------

The Internal Revenue Service (IRS) requires us to provide you this disclosure statement. This Disclosure Statement explains the rules governing your Individual Retirement Account (IRA). The disclosure reflects our current understanding of the law, but for personal tax advice you should consult a lawyer or other licensed tax expert to learn how the applicable tax laws apply to your situation. This Disclosure Summary is NOT intended as, nor does it constitute, legal or tax advice. For further information about IRAs, contact any district office of the IRS, or consult IRS Publication 590: Individual Retirement Arrangements.

If you have any questions about your Policy, please contact us at the address and telephone number shown below.

YOUR RIGHT TO CANCEL

You may cancel your IRA within seven days after the date you receive this disclosure statement. To revoke your plan and receive a refund for the amount paid for your IRA, you must send a signed and dated written notice to cancel your Policy no later than the seventh day after issuance to us at:

                          Ameritas Life Insurance Corp.
                   Service Center, Attn: Annuity Service Team
                                 P.O. Box 82550
                                Lincoln, NE 68501
                            Telephone 1-800-745-1112

Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid. After seven days following receipt of this Disclosure Statement, you cannot cancel.

PROVISIONS OF IRA LAW

This disclosure is applicable when our variable annuity Policy is used for a Regular IRA, Spousal IRA, Rollover IRA, or a Roth IRA. Additionally, this disclosure provides basic information for when our variable annuity Policy is used for a Simplified Employee Pension (SEP)-IRA, or Savings Incentive Match Plan for Employees (SIMPLE)-IRA. A separate Policy must be purchased for each individual under each arrangement/plan. While Internal Revenue Code ("IRC") provisions for IRAs are similar for all such arrangements/plans, certain differences are set forth below.

REGULAR IRA

Eligibility
You are eligible to establish a Regular IRA if you are younger than age 70 1/2 and if, at any time during the year, you receive compensation or earned income that is includible in your gross income. Your spouse may also establish a "spousal IRA" that you may contribute to out of your compensation or earned income for any year before the year in which your spouse reaches age 70 1/2. To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year.

Additionally, regardless of your age, you may transfer funds from another IRA or certain qualified plans to a "Rollover IRA", which is described below.

                                     -B:1-

Annual Contribution Limits
You may make annual contributions to a Regular IRA of up to the Annual Contribution Limit ($4,000 for 2005 through 2007, and $5,000 in 2008 and after), or 100% of your earned income or compensation, whichever is less. If you are age 50 or older, the Annual Contribution Limits are increased by $1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit. Beginning in 2009, the Annual Contribution Limits will be increased by the IRS to reflect inflation.

If you and your spouse both work and have compensation that is includible in your gross income, each of you can annually contribute to a separate Regular IRA up to the lesser of the Annual Contribution Limit or 100% of your compensation or earned income. However, if one spouse earns less than the Annual Contribution limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal IRA. The total contributions to both IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The combined limit on contributions to both Regular and Roth IRAs for a single calendar year for you may not exceed the Annual Contribution Limit (or twice the Annual Contribution Limit for a couple filing jointly).

Distributions from another IRA or certain other qualified plans may be "rolled over" into a Regular IRA and such rollover contributions are not limited by this annual maximum.

Contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

The amount of permissible contributions may or may not be tax-deductible depending on whether you are an active participant in an employer sponsored retirement plan and whether your adjusted gross income ("AGI") is above the phase-out level.

Deductibility of Contributions
Contributions made for the tax year are fully deductible if neither you nor your spouse (if married) is an active participant in an employer-sponsored retirement plan (including qualified pension, profit sharing, stock bonus, 401(k), or 403(b) plans, SEP plans, SIMPLE IRA, SIMPLE 401(k) plans, and certain governmental plans for any part of such year.

If you are an active participant in an employer sponsored retirement plan you may make deductible contributions if your Adjusted Gross Income (AGI) is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

Active participants with income above the phaseout range are not entitled to an IRA deduction. The phaseout limits are scheduled to increase as follows:

         Married Filing Jointly     Single/Head of Household
         ----------------------     ------------------------
Year          AGI                     AGI
----
2004     $65,000 - $  75,000         $45,000 - $55,000
2005     $70,000 - $  80,000         $50,000 - $60,000
2006     $75,000 - $  85,000         $50,000 - $60,000
2007+    $80,000 - $ 100,000         $50,000 - $60,000

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

Even if you will not be able to deduct the full amount of your Regular IRA contribution, you can still contribute up to the Annual Contribution Limit with all or part of the contribution being non-deductible. The combined total must not exceed your Annual Contribution Limit. Any earnings on all your Regular IRA contributions accumulate tax-free until you withdraw them.

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Regular IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

     You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.

     If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Distributions From Your Regular IRA During Your Life
You may take distributions from your Regular IRA at any time. However, there is a 10% premature distribution tax on the amount includible in your gross income distributed prior to you attaining age 59 1/2, unless: (1) the distributions made to a beneficiary on or after the owner's death; (2) distribution is made because of your permanent disability; (3) the distribution is part of a series of substantially equal periodic payments (made at least annually) that do not exceed your life expectant or the life expectancy of you and your designated beneficiary; (4) the distribution is made for medical expenses which exceed 7.5% of your adjusted gross income; (5) the distribution is made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year;

                                     -B:2-
and (c) the individual has not been re-employed for 60 days or more; (6) the distribution is made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) the distribution is made for the qualified first-time home buyer expenses (up to a lifetime maximum of $10,000) incurred by you or your spouse or a child, grandchild, parent or grandparent of you or your spouse; or (8) distributions to satisfy a levy issued by the IRS. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty.

When you reach age 70 1/2 you must elect to receive Required Minimum Distributions no later than April 1 following the year in which you reach age 70 1/2 whether or not you have retired (Required Distribution Date). There is a minimum amount which you must withdraw by the Required Distribution Date and by each December 31 thereafter. You should consult with your own tax or financial advisor with regard to the calculation of the amount of your minimum distribution each year to make sure this requirement is met. Failure to take the Required Minimum Distribution could result in an additional tax of 50% of the amount not taken.

Distributions From Your Regular IRA After Your Death
If you die before all the funds in your Regular IRA have been distributed, the remaining funds will be distributed to your designated beneficiary as required below and as selected by such beneficiary.

If you die before the Required Distribution Date, your designated beneficiary must withdraw the funds remaining as follows: 1) distributed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs; or 2) distributed over the life or life expectancy of the named beneficiary and must begin on or before December 31 of the calendar year following the year of your death. However, if the named beneficiary is your spouse; payments may begin before December 31 of the calendar year in which you would have reached age 70 1/2. If you did not designate a beneficiary, the funds remaining shall be distributed within five years after your death.

If you die after Required Minimum Distribution payments have begun, your designated beneficiary must select to have the remaining amount of your Regular IRA distributed over the longer of 1) the beneficiary's life expectancy or 2) your remaining life expectancy beginning no later than December 31 of the calendar year following the year of your death. If you do not designate a proper beneficiary, your interest is distributed over your remaining life expectancy.


Your surviving spouse, if the sole beneficiary, may elect to treat your Regular IRA as his or her own Regular IRA.

Tax Consequences
Amounts paid to you or your beneficiary from your Regular IRA are taxable as ordinary income, except that you recover your nondeductible Regular IRA contributions tax-free. If a minimum distribution is not made from your IRA for a tax year in which it is required, the excess of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

Tax-Free Rollovers
Under certain circumstances, you, your spouse, or your former spouse (pursuant to a qualified domestic relations order) may roll over all or a portion of your distribution from another Regular IRA, a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, governmental 457plan, or SIMPLE plan into a Regular IRA. Such an event is called a Tax-Free Rollover and is a method for accomplishing continued tax deferral on otherwise taxable distributions from said plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

There are two ways to make a Tax-Free Rollover to your IRA:
1. Participant Rollovers are accomplished by contributing part or all of the eligible distribution (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. Participant Rollover amounts are subject to a mandatory 20% federal income tax withholding except Participant Rollovers from another Regular IRA. Regular IRA to Regular IRA Rollovers are limited to one per distributing plan per 12 month period. However, you may transfer Regular IRA assets to another Regular IRA (where you do not directly receive a distribution) and such transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2-year period following the date you first participate in any SIMPLE Plan maintained by your employer.
2. Direct Rollovers are made by instructing the plan trustee, custodian, or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are not considered to be eligible for Rollover and include:
     a. distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more;
     b. required minimum distributions made during or after the year you reach age 70 1/2;
     c.   any hardship distributions made under the terms of the plan; and
     d. amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

Under certain circumstances, you may roll over all or a portion of your eligible distribution from your Regular IRA to a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 (No Regular IRA Rollovers to Simple IRAs are allowed). However, you may not roll after-tax contributions from your Regular IRA to a 401(a), 401(k) plan, 403(b) plan, or governmental 457 plan.

For rules applicable to rollovers or transfers to Roth IRAs, see the paragraphs on Roth IRA, next page.
                                     -B:3-

SEP IRA

A SEP Plan allows self-employed people and small business owners to establish SEP IRAs for the business owner and eligible employees, if any. SEP IRAs have specific eligibility and contribution limits (as described in IRS Form 5305-SEP); otherwise SEP IRAs follow the same rules as Regular IRAs.

SIMPLE IRA

SIMPLE IRAs operate in connection with a SIMPLE Plan maintained by an eligible employer. Each participating employee has a SIMPLE IRA to receive contributions under the plan. SIMPLE IRAs have specific eligibility, contribution, and tax-withdrawal penalties (as described in IRS Form 5304-SIMPLE); otherwise, SIMPLE IRAs follow the same rules as Regular IRAs.

ROTH IRA

Eligibility
You are eligible to make annual contributions to a Roth IRA if you receive compensation from employment, earnings from self-employment, or alimony, and your (and your spouse's) AGI is within the limits described below. Also, you may contribute to a different Roth IRA, established by your spouse (spousal Roth
IRA), out of your compensation or earned income for any year. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

Limit on Annual Contributions
You can make annual contributions to a Roth IRA of up to the Annual Contribution Limit or 100% of your compensation or earned income, whichever is less, subject to the limitations below. The Annual Contribution Limit is $4,000 for 2005 through 2007, and $5,000 thereafter. If you are age 50 or older, the Annual Contribution Limits are increased by $1,000 per year, so long as your earned income or compensation is greater than the Annual Contribution Limit. Beginning in 2009, the Annual Contribution Limits will be increased by the IRS to reflect inflation.

If each spouse earns at least the Annual Contribution Limit, each may make the maximum contribution to his or her Roth IRA, subject to the limitations discussed below. However, if one spouse earns less than the Annual Contribution limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal Roth IRA. The total contributions to both Roth IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The Annual Contribution limit is the maximum that can be contributed to all IRAs (Roth and Regular) by an individual in a year. The maximum amount that may be contributed to your Roth IRA is always reduced by any amount that you have contributed to your Regular IRAs for the year.

The maximum amount you or your spouse may contribute to a Roth IRA is limited based on your tax filing status and your (and your spouse's) AGI. You may contribute the maximum contribution to your Roth IRA if you are single and your AGI is less than $95,000. Your ability to contribute to your Roth IRA is phased out at $110,000. You may contribute the maximum contribution to your Roth IRA if you are married filing jointly and your AGI is less than $150,000. Your ability to contribute to your Roth IRA is phased out at $160,000.

Roth IRA contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

Deductibility of Contributions
Unlike a Regular IRA, contributions to your Roth IRA are not deductible.

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Roth IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:
o You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.
o If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Tax on Withdrawals From Your Roth IRA
You can make withdrawals from your Roth IRA at any time and the principal amounts that you contributed are always available to be withdrawn by you tax-free. Withdrawal of amounts considered earnings or growth will also be tax-free if the following requirements are met: 1) the withdrawal must satisfy the five-year holding period and be made either on or after you reach 59 1/2, due to your death or disability, or for qualified first-time homebuyer expenses.

If the requirements for a tax-free withdrawal are not met, a withdrawal consisting of your own prior contribution amounts for your Roth IRA will not be considered taxable in the year you receive it, nor will the 10% penalty apply. A non-qualified withdrawal that is considered earnings on your contributions is includible in your gross income and may be subject to the 10% withdrawal penalty. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made.


                                     -B:4-

Required Payments From Your Roth IRA
Unlike a Regular IRA, while you are living, there are no distribution requirements for your Roth IRA.

After your death, if you have begun to receive distributions under an annuity option (not including an interest only option), the remaining Policy value will continue to be distributed to your designated beneficiary according to the terms of the elected options, provided that method satisfies IRC requirements.

If you die before your entire interest in the Policy is distributed, your entire interest in your Roth IRA generally must be distributed no later than the end of the fifth calendar year after your death occurs ("five-year payout rule"). Your designated beneficiary may elect to receive distributions over a period not longer than his or her life expectancy, if the election is made and distributions begin on or before the end of the year following the year of your death. Otherwise, the entire benefit must be paid under the five-year payout rule.

If the designated beneficiary is your surviving spouse, the spouse may elect to treat the Roth IRA as his or her own.

Rollovers and Conversions
You may roll over any amount from an existing Roth IRA to another Roth IRA. Under certain circumstances, you may also convert an existing Regular IRA to a Roth IRA. You can roll over distributions from a traditional IRA to a Roth IRA if your AGI is $100,000 or less and you convert such amounts within 60 days after distribution. Note that contributions to a Roth IRA are not deductible and income limits apply. There may be additional income tax consequences upon such a conversion. You will have excess contributions if the amount you convert to a Roth IRA plus your contributions to all of your IRAs exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before your tax return due date or recharacterize the contribution, if permitted. Consult your financial adviser to determine other considerations when converting a traditional IRA to a Roth IRA.

Rollovers from a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 plan to a Roth IRA are not allowed.

Recharacterization
You may correct an IRA contribution or conversion by recharacterizing your contribution or conversion. For example, you may have converted from a Regular IRA to a Roth IRA and learn later you were not eligible to make the conversion. You may accomplish a recharacterization by making a trustee-to-trustee transfer (including any net income attributable to the contribution) from the first IRA to the second IRA, on or before your tax return due date for reporting the contribution to the first IRA. Once the transfer is made, the election is irrevocable. Recharacterizing a contribution treats it as contributed to the second IRA on the same date as initially contributed to the first IRA. If you elect to recharacterize a contribution, you must report it on your Federal income tax return as made to the second IRA, instead of the first. Consult your tax adviser before recharacterizing a contribution.

GENERAL INFORMATION AND RESTRICTIONS FOR ALL IRAS

Lump Sum Distribution
If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth
IRA), and is not eligible for the special 5 or 10 year averaging tax rules under IRC Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

Nontransferability
You may not transfer, assign or sell your IRA to anyone (except in the case of transfer incident to divorce).

Nonforfeitability
The value of your IRA belongs to you at all times, without risk of forfeiture.

Loans and Prohibited Transactions
If you engage in a so-called prohibited transaction as defined by the Internal Revenue Code, your IRA will be disqualified and the entire taxable balance in your Regular IRA account, and the amount of earnings or gains in your Roth IRA account, will be taxed as ordinary income in the year of the transaction. You may also have to pay the 10% penalty tax. For example, IRAs do not permit loans. You may not borrow from your IRA (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA and be treated as a distribution. It would be includable in your taxable income in the year of violation and subject to the 10% penalty tax on premature distributions. A pledge of your IRA as security for a loan would cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

Financial Disclosure
Contributions to your IRA will be invested in a variable annuity Policy. The variable annuity Policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity Policy IRA cannot be guaranteed or projected. The income and expenses of your variable annuity Policy will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and also by certain other costs. For an explanation of these fees and other costs, please refer to your prospectus.

STATUS OF OUR IRA PLAN

We may, but are not obligated to, seek IRS approval of your Regular IRA or Roth IRA form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the Regular IRA or Roth IRA.

                                     -B:5-

-------------------------------------------- -----------------------------------
          DISCLOSURE SUMMARY                   For annuity policies issued as a:
                                                   TAX SHELTERED ANNUITY
 AMERITAS LIFE INSURANCE CORP.                    Under IRC Section 403(b)
-------------------------------------------- -----------------------------------

The Policy may be purchased by you or your employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b). This section provides a summary of benefits afforded a tax-qualified retirement plan under IRC 403(b), and the prospectus' CHARGES and CHARGES EXPLAINED sections describe applicable costs. You should refer to the Policy and Riders for a full description of the benefits and charges of purchasing the Policy for an IRC 403(b) plan.

CONTRIBUTIONS

Contributions under the Policy must be remitted by the Employer. You may, with our agreement, (i) transfer to the Policy any amount held under a contract or account that meets the requirements of IRC Section 403(b) ("Transferred Funds"), or (ii) roll over contributions from a contract or account that meets the requirements of IRC Sections 403(b) or 408(d)(3)(A)(iii). If you make a transfer as described in (i) above, you must tell us the portion, if any, of the Transferred Funds which are (a) exempt from the payment restrictions described below and (b) eligible for delayed distribution under the Required Minimum Distribution provision below. If you do not tell us, then we will treat all such amounts as being subject to the applicable tax restrictions. Any Transferred Funds from a contract not issued by us will be reduced by the amount of any tax charge that applies, as we determine.


Contributions to the Policy are limited to your exclusion allowance for the year computed as required by IRC Sections 403(b), 415, and 402(g), which is $15,500 for 2007. Unless this Policy is purchased under an ERISA Plan and "employer contributions" may be made, all contributions are made by your Employer under a salary reduction agreement you enter into with your Employer. Your salary reduction contributions are "elective deferrals" and cannot exceed the elective deferral limitations under IRC Section 415 which apply to this Policy and all other 403(b), 401(k), or SIMPLE plans, contracts or arrangements with your Employer. If contributions to the Policy inadvertently cause the excess deferral limit to be violated, such deferrals must be distributed by April 15 of the following calendar year, subject to any Policy withdrawal charge that may be applicable.

In the case of an individual who is 50 or older, the annual cash contribution limit is increased by $5000 for 2007. This amount may be increased for inflation in future years.


Notwithstanding any provision of the Policy to the contrary, contributions will be permitted with respect to qualified military service in accordance with the requirements of IRC Section 414(u), if applicable, and limited to limits imposed by IRC Section 403(b).

We reserve the right to reject or refund any contributions when we believe doing so is necessary for the Policy to comply with IRC Section 403(b) or the Plan.

LOANS

For 403(b) TSA Policies issued after 1/1/02, we may charge a reasonable fee (currently $25; guaranteed maximum is $40) for each loan as loan origination expenses; however, this fee will be waived if loan repayment is established on an automatic basis.

Other loan provisions are described in this Prospectus' DISTRIBUTION section Loans provision.

DISTRIBUTIONS

When Annuity Income Payments Begin
Your selection of an Annuity Date for annuity income payments to begin is subject to the maximum maturity age, if any, stated in the Policy Data pages. If you choose an Annuity Date later than age 70 1/2, you must withdraw at least the required minimum distribution required by tax regulations that apply, unless you elect to satisfy these requirements through other 403(b) arrangements you may have.

Permitted Distributions
Distributions of Policy value will only be permitted:
        o    upon the Owner's separation of service;
        o    after the Owner's age 59 1/2;
        o    due to disability within the meaning of IRC Section 72(m)(7);
        o in the case of salary reduction contributions only , due to financial hardship.
Distributions may be further restricted if we are notified of more restrictive Plan limits. Withdrawal charges may apply to distributions.

Despite the distribution restrictions stated above, we will permit distributions of salary deferrals in excess of IRC limits contributed to the Policy, and any allocable gain or loss, including that for the "gap period" between the end of the taxable year and distribution date,

                                     -B:6-
provided you notify us in writing by March 1 of the year following the taxable year of the excess deferral and certify the amount of the excess deferral.

Distributions attributable to contributions transferred from a custodial account qualified under IRC Section 403(b)(7) or from an annuity under IRC Section 403(b)(1) shall be subject to the same or, where there has been more than one transfer, more stringent distribution requirements as they were subject to prior to the transfer, unless otherwise permitted by law or regulation.

If your employer has established an ERISA plan under IRC Section 403(b), we will restrict any distributions under the Policy pursuant to IRC Sections 401(a)(11) and 417.

Trustee-to-trustee transfers to another 403(b) qualified plan are not considered a distribution and are not restricted.

If the Owner's employer has established an ERISA plan under IRC Section 403(b), any distributions under this Policy will be restricted, as provided in IRC Sections 401(a)(11) and 417.

Direct Rollover Option
A distributee under the Policy, or the distributee's surviving spouse, or the spouse of the distributee's former spouse who is an alternate payee under a qualified domestic relations order (as defined in IRC Section 414(p)) (collectively, the "distributee" for purposes of this paragraph), may elect to have any portion of an eligible distribution paid directly to an eligible retirement plan specified by the distributee as a direct rollover. (For purposes of a direct rollover, an eligible retirement plan includes 403(b) annuity policies, qualified retirement plans under 401(a), 401(k) plans, IRAs and 457 governmental plans.) The direct rollover option is not available to the extent that a minimum distribution is required under IRC Section 401(a)(9). The direct rollover option also does not apply to Policy distributions permitted and made on account of a hardship. We reserve the right to determine the amount of the required minimum distribution.

If Policy annuity payments have already begun, a direct rollover option does not apply to those payments being paid: (a) in substantially equal periodic payments for a period of ten years or more; or, (b) as part of a life annuity.

Required Minimum Distributions
Distributions under the Policy made on or after January 1, 2003 will be subject to Required Minimum Distribution requirements of IRC ss.401(a)(9) pursuant to final and temporary regulations issued by the IRS in 2002.

Required Minimum Distribution payments for this Policy must be computed for the calendar year you turn age 70 1/2 and for each year thereafter. The Required Minimum Distribution payments you compute must start no later than April 1 of the calendar year after you turn age 70 1/2, except as otherwise noted below, and except that if your employer is a church or government organization, the start date is the later of this date or April 1 of the calendar year after you retire.

Payments of your annual Required Minimum Distribution calculated for this Policy may be made from this Policy or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Policy's annuity income options fulfill the IRC requirements.

If you die after Required Minimum Distribution payments have begun, the remaining amount of your Policy value must continue to be paid at least as quickly as under the calculation and payment method being used before your death.

If you die before Required Minimum Distribution payments begin, payment of your Policy value must be completed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs, except to the extent that a choice is made to receive death benefit payments under (a) and (b) below:
     (a) If payments are to be made to a beneficiary, then the Policy value may be paid over the life or life expectancy of the named beneficiary. Such payments must begin on or before December 31 of the calendar year which follows the year of your death.
     (b) If the named beneficiary is your spouse, the date that payments must begin under (a) above will not be before (i) December 31 of the calendar year which follows the year of your death or, if later, (ii) December 31 of the calendar year in which you would have reached age 70 1/2.

CONVERSION OF A 403(b) POLICY TO A NON-403(b) QUALIFIED POLICY

The IRC only permits you to maintain a 403(b) Policy while you are covered under a 403(b) Plan. Upon no longer being covered under a 403(b) plan, you may "roll over" some or all of your 403(b) Policy assets into another tax-qualified annuity policy, including an Individual Retirement Annuity policy. Should you need to exercise such a roll over, you may elect to convert your existing 403(b) Policy with us into an IRA Policy. Because certain distributions are permitted under IRC Section 403(b) that are not permitted for IRAs, any conversion may result in a loss of certain benefits (such as 403(b) permitted hardship withdrawals). Upon such a conversion, your 403(b) Tax Sheltered Annuity Endorsement (and related charges) will be replaced with an Individual Retirement Annuity Endorsement (and any related charges) to assure continued compliance of your Policy with applicable tax law. You will receive full disclosure about the effect of any such conversion prior to making your election.

                                     -B:7-

          IMSA

          We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. Our membership in IMSA applies to us only and not to our products or affiliates.


                                    THANK YOU
for reviewing this prospectus. You should also review the series fund prospectuses for those Subaccount variable investment option underlying portfolios you wish to select.

                             IF YOU HAVE QUESTIONS,
                      contact your sales representative, or
                              write or call us at:

                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                                www.ameritas.com

                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the "on-line services" section of our Web Site. Or, call us at our toll-free number and we will send you the form you need.


       STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

       A Statement of Additional Information, dated May 1, 2007, and other information about us and the Policy contains more details concerning the disclosures in this prospectus.

       For a free copy, access it on the SEC's Web Site (www.sec.gov, select "Search for Company Filings," then "Companies," then type "Ameritas"), or write or call us. Here is the Table of Contents for the Statement of Additional
Information:

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                                            Begin on
                                              Page
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General Information and History                1
Services

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Purchase of Securities Being Offered           2
Underwriters
Calculation of Performance
  Standardized Performance Reporting
  Non-Standardized Performance Reporting
  Yields

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Other Information                              4
MORNINGSTAR(R) ASSET ALLOCATOR Asset
Allocation Program offered through
Ameritas Investment Corp. ("AIC")

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Service Marks and Copyrights                   5

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Licensing Agreement                            6
Financial Statements
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(R) Ameritas Life Insurance Corp.
                      [Ameritas Life Insurance Corp. Logo]
                                A UNIFI Company

OVERTURE MEDLEY                   LAST PAGE          SEC Registration #811-05192

Part B.  Statement of Additional Information

This Amendment No. 1 to OVERTURE MEDLEY Flexible Premium Deferred Variable Annuity (Securities Act Registration No. 333-142483) ("Medley Variable Annuity") incorporates by reference the Statement of Additional Information filed as part of the Registration Statement on Form N-4 for the Medley Variable Annuity submitted to the Securities and Exchange Commission via EDGAR on May 1, 2007. The May 1, 2007 Statement of Additional Information, which is incorporated in its entirety, without modification, includes the financial statements of the subaccounts of the registrant, Ameritas Variable Separate Account VA-2 (prior to May 1, 2007 "Ameritas Variable Life Insurance Company Separate Account VA-2") and of the depositor, Ameritas Life Insurance Corp., for the fiscal period ended December 31, 2006.

PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     a) Financial Statements:

     The financial statements of the subaccounts of Ameritas Variable Life Insurance Separate Account VA-2 and Ameritas Life Insurance Corp. are incorporated by reference in Part B. They include:

     Subaccounts of Ameritas Variable Life Insurance Separate Account VA-2:
         Report of by Deloitte & Touche LLP, independent registered public accounting firm.
         Statements of Net Assets as of December 31, 2006.
         Statements of Operations for the period ended December 31, 2006. Statements of Changes in Net Assets for the periods ended December 31, 2006 and 2005.
         Notes to Financial Statements for the periods ended December 31, 2006 and 2005.

     Ameritas Life Insurance Corp.:
         Report of by Deloitte & Touche LLP, independent auditors.
         Statutory Statements of Admitted Assets, Liabilities, and Surplus as of December 31, 2006 and 2005.
         Statutory Statements of Operations for the years ended December 31, 2006 and 2005.
         Statutory Statements of Changes in Surplus for the years ended
         December 31, 2006 and 2005.
         Statutory Statements of Cash Flows for the years ended December 31, 2006 and 2005.
         Notes to the Statutory Financial Statements for the years ended December 31, 2006 and 2005.

All schedules of Ameritas Life Insurance Corp. for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or have been disclosed in the Notes to the Statutory Financial Statements and therefore have been omitted.

There are no financial statements included in Part A or Part C.

     Item 24.     Exhibits

     b)  Exhibits

     Exhibit
     Number   Description of Exhibit

     (1)(a) Resolution of Board of Directors of Ameritas Variable Life Insurance Company Establishing Ameritas Variable Separate
              Account VA-2 (formerly known as Ameritas Variable Life
              Insurance Company Separate Account VA-2).  (1)
     (1)(b)   Resolutions of Board of Directors of Ameritas Life Insurance
              Corp. authorizing the transfer of Ameritas Variable Life
              Insurance Company Separate Account V, Ameritas Variable Life Insurance Company Separate Account VA-2, Ameritas Variable Separate Account VL, and Ameritas Variable Separate Account
              VA to Ameritas Life Insurance Corp.  (2)
     (2)      Custody Agreements.  Not applicable.
     (3)(a)   Form of Principal Underwriting Agreement.  (2)
     (3)(b)   Form of Selling Agreement.  (3)
     (4)      Form of Variable Annuity Contract and Rider.  (2)
     (5)      Form of Application for Variable Annuity Contract.
     (6)(a)   Certificate of Incorporation of Ameritas Life Insurance Corp. (4)
     (6)(b)   Bylaws of Ameritas Life Insurance Corp.  (5)
     (7)      Form of Reinsurance Agreement.
     (8)(a)   Participation Agreement (MFS).  (3)
     (8)(b)   Participation Agreement (Fidelity).  (6)
     (8)(c)   Participation Agreement (Alger American).  (6)
     (8)(d)   Participation Agreement (Morgan Stanley).  (3)
     (8)(e) Form of Participation Agreement (Calvert Variable Series, Inc. Ameritas Portfolios). (7)
     (8)(f)   Form of Participation Agreement (Calvert Variable Series,
              Inc.).  (8)
     (8)(g)   Form of INVESCO Variable Investment Funds, Inc. (9)
     (8)(h)   Form of Salomon Brothers Variable Series Funds Inc. (9)
     (8)(i)   Form of Summit Mutual Funds, Inc. (9)
     (8)(j)   Form of Third Avenue Variable Series Trust.(9)
     (8)(k)   Form of Dreyfus Life and Annuity Index Fund. (10)
     (8)(l)   Form of Participation Agreement Novations. (2)
     (9)      Opinion and Consent of Counsel.
     (10) Consents of Independent Auditors and Independent Registered Public Accounting Firm.
     (11)     No financial statements will be omitted from Item 23.
     (12)     Initial Capital Agreements. Not applicable.
     (13)     Powers of Attorney.

Footnotes:
     1 Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 333-36507, filed on September 26, 1997.
     2 Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Separate Account VA-2, File No. 333-142483, filed on May 1, 2007.
     3 Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed on November 6, 1996.
     4 Incorporated by reference to the initial registration statement for Ameritas Life Insurance Corp. Separate Account LLVA (File No. 333-05529), filed on June 7, 1996.
     5 Incorporated by reference to Post-Effective Amendment No. 4 for Ameritas Life Insurance Corp. Separate Account LLVA (File No. 333-05529), filed on February 26, 1999.
     6 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement for Ameritas Variable Life Insurance Company, Separate Account V File No. 333-15585, filed on January 17, 1997.
     7 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed on August 30, 1999.
     8 Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-14845, filed November 22, 2000.
     9   Incorporated by reference to Post-Effective Amendment No. 7 to the
          Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-14845, filed November 22, 2000.
     10 Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 33-33844, filed February 24, 2003.

Item 25.   Directors and Officers of the Depositor

           Name and Principal               Position and Offices
           Business Address*                with Depositor

           Lawrence J. Arth                 Director, Chairman
           JoAnn M. Martin                  Director, President & Chief Executive Officer
           James P. Abel                    Director
           William W. Cook, Jr.             Director
           Bert A. Getz                     Director
           James R. Knapp                   Director
           Tonn M. Ostergard                Director
           Paul C. Schorr, III              Director
           Winston J. Wade                  Director
           Robert C. Barth                  Senior Vice President, Controller & Chief Accounting Officer
           Jan M. Connolly                  Senior Vice President & Corporate Secretary
           Raymond M. Gilbertson            Vice President, Corporate Compliance
           Arnold D. Henkel                 Senior Vice President, Individual Distribution
           Paul J. Huebner                  Senior Vice President & Chief Information Officer
           Dale D. Johnson                  Senior Vice President and Corporate Actuary
           Robert G. Lange                  Vice President, General Counsel & Assistant Secretary
           William W. Lester                Senior Vice President, Investments & Treasurer
           Kevin W. O'Toole                 Senior Vice President
           Mitchell F. Politzer             Senior Vice President, Ameritas Advisor
           Robert-John H. Sands             Senior Vice President
           Janet L. Schmidt                 Senior Vice President, Human Resources
           Steven J. Valerius               Senior Vice President
           Kenneth L. VanCleave             Senior Vice President, Group Division

     * Principal business address: Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 26.        Organizations under common control with the depositor include:

Name of Corporation (state where organized)                            Principal Business

UNIFI Mutual Holding Company (NE)......................................mutual insurance holding company
     Ameritas Holding Company (NE).....................................stock insurance holding company
         Acacia Life Insurance Company (DC)............................life insurance company
              Acacia Financial Corporation (MD)........................holding company
                  Acacia Federal Savings Bank (DE).....................federally chartered bank
                     Acacia Service Corp. (VA).........................deposit solicitation
                  Calvert Group, Ltd. (DE).............................holding company
                     Calvert Asset Management Company (DE).............asset management services
                     Calvert Shareholder Services, Inc. (DE)...........administrative services
                     Calvert Administrative Services Company (DE)......administrative services
                     Calvert Distributors, Inc. (DE)...................broker-dealer

         Ameritas Life Insurance Corp. (NE)............................life/health insurance company
              Ameritas Investment Corp. (NE)...........................a securities broker dealer and investment advisor owned by Ameritas Life Insurance
                                                                       Corp. (80%) and Centralife Annuities
                                                                       Service, Inc. (20%)
              First Ameritas Life Insurance Corp. of New York (NY).....life insurance company
              LifeRe Corporation (TX)..................................stock insurance holding company
                  LifeRe Insurance Company (TX)........................life insurance company
              Pathmark Administrators, Inc. (NE).......................third-party administrator of dental and eye care insurance plans

         The Union Central Life Insurance Company (OH).................life insurance company
              Union Central Mortgage Funding, Inc. (OH)................mortgage loan and servicing
              PBRA, Inc. (CA)..........................................holding company
                  Price, Raffel & Browne Administrators, Inc.(DE)......pension administration services
              Summit Investment Partners, Inc. (OH)....................investment adviser

         Summit Investment Advisors, Inc. (NE).........................investment advisor

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

Item 27.      Number of Contractowners

              As of June 30, 2007 there were 21,576 qualified contracts and 10,093 non-qualified contracts in the Separate Account.

Item 28.      Indemnification

Ameritas Life Insurance Corp.'s By-laws provide as follows:

     "The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

     Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amount paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriters

     a) Ameritas Investment Corp. ("AIC") serves as the principal underwriter for the variable annuity contracts issued through Ameritas Variable Separate Account VA-2, as well as Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, First Ameritas Variable Annuity Separate Account, and Carillon Account. AIC also serves as the principal underwriter for variable life insurance policies issued through Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, First Ameritas Variable Life Separate Account, and Carillon Life Account.

     b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

         Name and Principal                         Positions and Offices
         Business Address                           With Underwriter
         ----------------                           ----------------
         JoAnn M. Martin *                          Director & Chair
         Salene Hitchcock-Gear*                     Director, President & Chief Executive Officer
         Gary R. McPhail**                          Director, Senior Vice President
         William W. Lester*                         Director, Vice President & Treasurer
         Gary T. Huffman***                         Director
         Billie B. Beavers****                      Senior Vice President
         Cheryl L. Heilman*                         Vice President, Chief Operating Officer
         Bruce D. Lefler****                        Senior Vice President  - Public Finance
         Robert G. Lange*                           Vice President, Secretary, & General Counsel
         Gregory C. Sernett*                        Vice President, Chief Compliance Officer, and Assistant Secretary
         Michael M. VanHorne****                    Senior Vice President

* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: AmerUs Life Insurance Company, 611 Fifth Avenue, Des Moines, Iowa 50309.
*** Principal business address: The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240
**** Principal business address: Ameritas Investment Corp., 440 Regency Parkway
     Drive, Suite 222, Omaha, Nebraska 68114.

     c)
                                                    Compensation on
                               Net Underwriting    Events Occasioning
          Name of Principal     Discounts and      the Deduction of a      Brokerage
           Underwriter (1)     Commissions (2)       Redemption (3)      Commissions (4)     Compensation (5)
--------------------------     ---------------       --------------      ---------------     ----------------
          Ameritas Investment
          Corp. ("AIC")          $10,168,715              $0                 $29,566             $149,175

          (2)+(4)+(5) = Gross variable annuity compensation received by AIC.
          (2) = Sales compensation received and paid out by AIC as underwriter, AIC retains 0.
          (4) = Sales compensation received by AIC for retail sales.
          (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 30.  Location of Separate Account and Records

     The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 31.  Management Services

     Not Applicable.

Item 32.  Undertakings

     Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

     Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send for a Statement of Additional Information.

     Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     The registrant is relying upon the Division of Investment Management (Division) no-action letter of November 28, 1988 concerning annuities sold in 403 (b) plans and represents that the requirements of the no-action letter have been, are and/or will be complied with.

     Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Ameritas Variable Separate Account VA-2, has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-142483 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 16th day of August, 2007.

                             AMERITAS VARIABLE SEPARATE ACCOUNT VA-2, Registrant

                                        AMERITAS LIFE INSURANCE CORP., Depositor

                                                    By: Lawrence J. Arth *
                                                      -------------------------
                                                        Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on August 16, 2007.

       SIGNATURE                                               TITLE
       ---------                                               -----
     Lawrence J. Arth *                 Director, Chairman
     JoAnn M. Martin *                  Director, President & Chief Executive Officer
     James P. Abel *                    Director
     William W. Cook, Jr. *             Director
     Bert A. Getz *                     Director
     James R. Knapp *                   Director
     Tonn M. Ostergard *                Director
     Paul C. Schorr, III *              Director
     Winston J. Wade *                  Director
     Robert C. Barth *                  Senior Vice President, Controller & Chief Accounting Officer
     William W. Lester *                Senior Vice President - Investments & Treasurer

     /S/ Robert G. Lange                Vice President, General Counsel & Assistant Secretary
     -------------------
     Robert G. Lange

* Signed by Robert G. Lange under Powers of Attorney executed effective as of May 7, 2007.

                                  Exhibit Index

        Exhibit

            4    Form of Variable Annuity Rider

            5    Form of Application for Variable Annuity Contract

            7    Form of Reinsurance Agreement

            9    Opinion and Consent of Counsel

           10 Consents of Independent Auditors and Independent Registered Public Accounting Firm

           13   Powers of Attorney